U.S. Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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METRETEK TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Metretek Technologies, Inc.
303 East 17th Avenue
Suite 660
Denver, Colorado 80203

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 12, 2006

To the Stockholders of
Metretek Technologies, Inc.:
     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Metretek Technologies, Inc., a Delaware corporation (the “Company”), will be held at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, on Monday, June 12, 2006 at 9:00 a.m., local time, for the following purposes:
1.	To elect one director to serve for a term of three years and until his successor is duly elected and qualified;

2.	To approve amendments of the Company’s 1998 Stock Incentive Plan to (i) increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000 shares to an aggregate of 3,750,000 shares, (ii) eliminate the provision requiring formula grants of stock options to non-employee directors, (iii) prohibit the repricing of stock options without stockholder approval, and (iv) address and comply with Section 409A of the Internal Revenue Code of 1986, as amended;

3.	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
     Only holders of record of the Company’s Common Stock as of the close of business on May 12, 2006 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Gary J. Zuiderveen
Secretary
Denver, Colorado
May 17, 2006
YOUR VOTE IS IMPORTANT
All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. You are requested to sign and date the enclosed proxy card and return it promptly in the enclosed, self-addressed stamped envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting and so desire, you may revoke your proxy and vote your shares in person.

Metretek Technologies, Inc.
303 East 17th Avenue
Suite 660
Denver, Colorado 80203

PROXY STATEMENT
For The
2006 Annual Meeting of Stockholders
To Be Held June 12, 2006

GENERAL SOLICITATION AND VOTING INFORMATION
Proxy Solicitation
     This Proxy Statement is being furnished to the holders of Common Stock, par value $.01 per share (“Common Stock”), of Metretek Technologies, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board” or the “Board of Directors”) for use at the 2006 Annual Meeting of Stockholders of the Company to be held at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, on Monday, June 12, 2006 at 9:00 a.m., local time, and at any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the Notice of 2006 Annual Meeting of Stockholders are being first mailed to stockholders on or about May 17, 2006.
     The solicitation of proxies will initially be made by mail and may thereafter be made in person or by mail, telephone, facsimile, electronic communication or other means of communication by the directors, officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company has engaged Georgeson Shareholders Communications, Inc., a professional soliciting organization, to assist the Company in the solicitation of proxies for an estimated fee of $8,000, plus reimbursement for certain out-of-pocket expenses. The cost of the solicitation of proxies for use at the Annual Meeting will be borne by the Company.
Voting Rights and Procedures
     Only holders of record of the Company’s Common Stock as of the close of business on May 12, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 15,692,237 shares of Common Stock of the Company were issued and outstanding. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Annual Meeting.
     One director will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve an amendment to the Company’s 1998 Stock Incentive Plan, as amended and restated to date (the “1998 Stock Plan”), to (i) increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000 shares to an aggregate of 3,750,000 shares, (ii) eliminate the provision requiring formula grants of stock options to non-employee directors, (iii) prohibit the repricing of stock options without stockholder approval, and (iv) address and comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Stock Plan Proposal”). The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 (the “Auditors Proposal”).
     Abstentions and “broker non-votes” (which occur when shares held of record by a broker or nominee for a beneficial owner are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary authority to vote those shares with respect to that matter) will be treated as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions on a matter will be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the election of directors, and (ii) will have the same effect as votes “AGAINST” the Stock Plan Proposal and “AGAINST” the Auditors Proposal. Broker non-votes on a matter will not be treated as present on such matter and, accordingly, will have no effect on the outcome of the election of directors, the Stock Plan Proposal or the Auditors Proposal.
     If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting, unless subsequently properly revoked, the shares represented by that proxy card will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting without voting instructions, it will be voted (i) “FOR” the election to the Board of Directors of the nominee named herein, (ii) “FOR” the Stock Plan Proposal, and (iii) “FOR” the Auditors Proposal. If any other matters are properly presented at the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.
     A stockholder may revoke a proxy and change the stockholder’s vote at any time before the proxy is exercised and voted at the Annual Meeting by delivering to the Secretary of the Company a written notice of revocation, by delivering a properly signed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information known by the Company regarding the beneficial ownership of the Company’s Common Stock as of May 12, 2006 (except as otherwise noted) by:
•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock;

•	each director and nominee for director of the Company;

•	each of the Named Executive Officers (as defined in “Executive Compensation” below); and

•	all directors and executive officers of the Company as a group.

	Shares Beneficially Owned (1)
Name of Beneficial Owner	Number	Percent (2)
Gruber & McBaine Capital Management, LLC (3) 50 Osgood Place, Penthouse San Francisco, CA 94133	1,570,743	9.9
DDJ Capital Management, LLC (4) 141 Linden Street, Suite 4 Wellesley, Massachusetts 02482	1,202,271	7.7
W. Phillip Marcum (5)	641,635	4.0
Sidney Hinton (6)	505,101	3.2
A. Bradley Gabbard (7)	388,667	2.4
Anthony D. Pell (8)	147,064	0.9
Basil M. Briggs (9)	113,249	0.7
Kevin P. Collins (10)	94,276	0.6
John Bernard (11)	86,234	0.5
Daniel J. Packard (12)	40,667	0.3
All directors and executive officers as a group (9 persons)(13)	2,082,358	12.4

(1)	For purposes of this table, the “Number” and the “Percent” of shares of Common Stock beneficially owned is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, beneficial ownership includes any shares as to which the beneficial owner has sole or shared voting power or investment power and any shares that the beneficial owner has the right to acquire within 60 days of May 12, 2006 through the exercise of any stock option, warrant or other right to acquire shares of Common Stock. In addition, such shares are deemed to be outstanding in calculating the percent beneficially owned by such beneficial owner, but are not deemed to be outstanding in determining the percent beneficially owned by any other beneficial owner. Unless otherwise indicated in these notes, each beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned, subject to community property laws where applicable.

(2)	The percent of class is based upon 15,692,237 shares of Common Stock outstanding as of May 12, 2006.

(3)	Information based, in part, upon Schedule 13G filed with the SEC on February 3, 2006 by Gruber & McBaine Capital Management, LLC (“GMCM”), Jon D. Gruber (“Gruber”), J. Patterson McBaine (“McBaine”), Eric B. Swergold (“Swergold”), J. Lynn Rose (“Rose”) and Lagunitas Partners LP (“Lagunitas”), indicating beneficial ownership as of December 31, 2005. GMCM is the manager of GMI and the general partner of Lagunitas, an investment limited partnership. Messrs. Gruber and McBaine are the managers, controlling persons and portfolio managers of GMCM and have voting control and investment discretion over the securities held by Lagunitas and GMI. GMCM, Messrs. Gruber, McBaine and Swergold and Ms. Rose constitute a group within the meaning of Rule 13d-5(b). Includes 293,200 shares held in accounts managed by GMCM over which GMCM shares voting power and investment control. Also includes 78,500 shares that may be acquired upon the exercise of currently exercisable warrants. Lagunitas is not a member of any group and disclaims beneficial ownership of the securities with respect to its ownership is reposited.

(4)	Information based, in part, on Amendment No. 9 to Schedule 13D filed with the SEC on January 17, 2006, by DDJ Capital Management, LLC (“DDJ”), B III-A Capital Partners, L.P. (“B III-A Capital Partners”) and GP III-A, LLC (“GP III-A”), indicating beneficial ownership as of January 5, 2006. Information also based, in part, on Amendment No. 4 to Schedule 13G filed with the SEC on February 13, 2006 by General Motors Trust Company, as trustee for GMAM Investment Funds Trust II-Promark Alternative High Yield Bond Fund (“GMAM”) and General Motors Investment Management Corporation (“GMIMCO”), indicating beneficial ownership as of January 5, 2006. Includes 168,498 shares held by B III-A Capital Partners, 519,284 shares held by DDJ High Yield Fund, 336,987 shares held by GMAM and 262,300 shares held by The October Fund, Limited Partnership (the “October Fund”). DDJ is the investment advisor to, and October G.P., LLC is the general partner of, the October Fund. DDJ is also an investment manager for GMAM. GP III-A is the general partner of, and DDJ is the investment manager for, B III-A Capital Partners. DDJ is also the investment sub-advisor to the DDJ High Yield Fund.

(5)	Includes 383,334 shares that may be acquired by Mr. Marcum upon the exercise of currently exercisable stock options. Also includes 16,666 restricted shares that are subject to risk of forfeiture prior to vesting.

(6)	Includes 195,000 shares that may be acquired by Mr. Hinton upon the exercise of currently exercisable stock options. Also includes 5,000 restricted shares that are subject to risk of forfeiture prior to vesting.

(7)	Includes 2,187 shares owned by immediate family members of Mr. Gabbard and 278,715 shares that may be acquired by Mr. Gabbard upon the exercise of currently exercisable stock options. Also includes 8,333 restricted shares that are subject to risk of forfeiture prior to vesting.

(8)	Includes 2,937 shares held by Mr. Pell’s wife. Also includes 80,915 shares that may be acquired by Mr. Pell upon the exercise of currently exercisable stock options.

(9)	Includes 70,952 shares that are owned jointly with Mr. Briggs wife and 11,000 shares held in a family trust of which Mr. Briggs is a trustee. Also includes 3,186 shares that may be acquired by Mr. Briggs upon the exercise of currently exercisable stock options.

(10)	Includes 92,026 shares that may be acquired by Mr. Collins upon the exercise of currently exercisable stock options.

(11)	Includes 85,876 shares that may be acquired by Mr. Bernard upon the exercise of currently exercisable stock options.

(12)	Includes 40,667 shares that may be acquired by Mr. Packard upon the exercise of currently exercisable stock options.

(13)	Includes 1,205,386 shares that may be acquired upon the exercise of currently exercisable stock options. Also includes 29,999 restricted shares that are subject to risk of forfeiture prior to vesting. See note notes (5) through (12).

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     The Board of Directors of the Company currently consists of five members divided into three classes, designated Class I, Class II and Class III, with members of each class serving staggered three year terms. Each director serves in office until the expiration of his term and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. In the future, any new members added to the Board of Directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.
     The term of the sole Class III director expires at the Annual Meeting. One Class III director is to be elected at the Annual Meeting, to serve for a term of three years and until his successor is duly elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Anthony D. Pell to be re-elected as a Class III director. All other directors will continue in office until the expiration of their respective terms, as indicated below, and until their respective successors are duly elected and qualified.
     The nominee listed below has indicated he is willing and able to serve if elected. If the nominee should become unexpectedly unable to serve as a director, then the persons appointed as proxies in the accompanying proxy card intend to vote, unless the number of directors is reduced by the Board of Directors, for such other nominee as the Board of Directors may designate, upon the recommendation of the Nominating and Corporate Governance Committee.
Nominee
     Class III — Term Expires in 2009
     Anthony D. Pell, 67, has served as a director of the Company since June 1994. Mr. Pell is the President, Chief Executive Officer and a co-owner of Pelican Investment Management, an investor advisory firm that he co-founded in November 2001. Mr. Pell is a director of Rochdale Investment Management, Inc. He was the President and a co-owner of Pell, Rudman & Co., an investment advisory firm, from 1981 until 1993, when it was acquired by United Asset Management Company, and he continued to serve as an employee until June 1995. Mr. Pell was a director of Metretek, Incorporated until it was acquired by the Company in March 1994. Mr. Pell was associated with the law firm of Coudert Brothers from 1966 to 1968 and with the law firm of Cadwalder, Wickersham and Taft from 1968 to 1972, specializing in estate and tax planning. In 1972, Mr. Pell joined Boston Company Financial Strategies, Inc. as a Vice President and was appointed a Senior Vice President in 1975.
Continuing Directors
     Class I — Term Expires in 2007
     W. Phillip Marcum, 62, a founder of the Company, has served as the Chairman of the Board, President, Chief Executive Officer and a director of the Company since its incorporation in April 1991. He also serves as the Chairman of each of the Company’s principal operating subsidiaries. Mr. Marcum also serves on the board of directors of Key Energy Services, Inc., an oilfield service provider.
     Basil M. Briggs, 70, has served as a director of the Company since June 1991. He has been an attorney in the Detroit, Michigan area since 1961, practicing law with Cox, Hodgman & Giarmarco, P.C., since January 1997. Mr. Briggs was of counsel with Miro, Weiner & Kramer, P.C., from 1987 through 1996. He was the President of Briggs & Williams, P.C., Attorneys at Law, from its formation in 1977 through 1986. Mr. Briggs was the Secretary of Patrick Petroleum Company (“Patrick Petroleum”), an oil and gas company, from 1984, and a director of Patrick Petroleum from 1970, until Patrick Petroleum was acquired by Goodrich Petroleum Company (“Goodrich Petroleum”), an oil and gas company, in August 1995. From August 1995 until June 2000, he served as a director of Goodrich Petroleum.
     Class II — Term Expires in 2008
     A. Bradley Gabbard, 51, a founder of the Company, has served as an executive officer and director of the Company since its incorporation in April 1991. He has served as the Executive Vice President of the Company since July 1993 and the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also serves as the Chief Financial Officer of each of the Company’s principal operating subsidiaries. Mr. Gabbard also served as the

Secretary of the Company from May 2000 until April 2001, and as the Vice President and the Secretary of the Company from April 1991 through July 1993.
     Kevin P. Collins, 55, has served as a director of the Company since March 2000. Mr. Collins has been a Managing Member of The Old Hill Company LLC, which provides corporate financial and advisory services, since 1997. From 1992 to 1997, he served as a principal of JHP Enterprises, Ltd., and from 1985 to 1992 he served as Senior Vice President of DG Investment Bank, Ltd., both of which were engaged in providing corporate finance and advisory services. Mr. Collins also serves as a director of Key Energy Services, Inc.; The Penn Traffic Company, a food retailer; Malden Mills Industries, Inc., a synthetic fleece manufacturer; Mail Contractors of America Inc., a trucking company; and Deluxe Pattern, Inc., a designer of automotive components. Mr. Collins is a Chartered Financial Analyst.
Vote Required
     The Class III director will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If properly signed and returned to the Company at or prior to the Annual Meeting, the accompanying proxy card will be voted “FOR” the election of the nominee listed above, unless contrary instructions are specified.
Recommendation
     The Board of Directors recommends that stockholders vote FOR the election to the Board of Directors of the person listed above as the “Nominee”. Proxy cards signed and timely returned to the Company will be so voted, unless contrary instructions are specified thereon.
EXECUTIVE OFFICERS AND KEY EMPLOYEES
     The executive officers and certain other key employees of the Company and its subsidiaries are as follows:
     W. Phillip Marcum, 62, a founder of the Company, has served as the Chairman of the Board, President, Chief Executive Officer and a director of the Company since April 1991. He also serves as the Chairman of each of the Company’s principal operating subsidiaries.
     A. Bradley Gabbard, 51, a founder of the Company, has served as an executive officer and director of the Company since its incorporation in April 1991. He has served as the Executive Vice President of the Company since July 1993 and as the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also serves as the Chief Financial Officer of each of the Company’s principal operating subsidiaries. Mr. Gabbard also served as the Secretary of the Company from May 2000 until April 2001, and as the Vice President and the Secretary of the Company from April 1991 through July 1993.
     Gary J. Zuiderveen, 47, has served as the Vice President of the Company since April 2005 and as the Controller, Principal Accounting Officer and Secretary of the Company since April 2001. He had previously served as the Controller of the Company from May 1994 until May 2000 and as the Secretary and Principal Accounting Officer of the Company from August 1996 until May 2000. He also serves in one or more of the capacities of Controller, Principal Accounting Officer or Secretary of the principal operating subsidiaries of the Company. From June 1992 until May 1994, Mr. Zuiderveen was the General Accounting Manager at the University Corporation for Atmospheric Research in Boulder, Colorado. From 1983 until June 1992, Mr. Zuiderveen was employed in the Denver, Colorado office of Deloitte & Touche LLP, providing accounting and auditing services to clients primarily in the manufacturing and financial services industries and serving in the firm’s national office accounting research department.
     Sidney Hinton, 43, has served as the President and Chief Executive Officer and a director of PowerSecure, Inc. (“PowerSecure”), a wholly-owned subsidiary of the Company, since its incorporation in September 2000. He also served as the President and Chief Executive Officer of PowerSpring, Inc., a wholly-owned subsidiary of the Company, from May 2000 until January 2001. From February 2000 until May 2000, Mr. Hinton was an Executive-in-Residence with Carousel Capital, a private equity firm. From February 1999 until December 1999, he was the Vice President of Market Planning and Research for Carolina Power & Light (now known as Progress Energy). From August 1997 until December 1998, Mr. Hinton was the President and Chief Executive Officer of IllumElex Lighting Company, a national lighting company. From 1982 until 1997, Mr. Hinton was employed in several positions with Southern Company and Georgia Power Company.

     John Bernard, 51, has served as the President and Chief Executive Officer and a director of Southern Flow Companies, Inc. (“Southern Flow”), a wholly-owned subsidiary of the Company, since December 1, 2004. Mr. Bernard has served in various managerial capacities since joining Southern Flow in 1988, including serving as the Vice President and General Manager of Southern Flow from June 1998 through November 2004.
CORPORATE GOVERNANCE
     The Company’s Board of Directors believes that good corporate governance principles and practices provide an important framework to ensure that the Company is managed for the long-term benefit of its stockholders. The Board of Directors has adopted a set of Corporate Governance Guidelines, which are intended to formalize the corporate governance practices to which the Company adheres through its Board of Directors and committees of the Board. The Board of Directors continually reviews its corporate governance practices in light of changes and developments in laws and regulations, including the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the listing standards of the American Stock Exchange, as well as best practices recommended by recognized authorities. The Company’s Corporate Governance Guidelines are available at the Company’s website at www.metretek.com under “Investor Info—Corporate Governance.”
Director Independence
     Under its Corporate Governance Guidelines, the Company has established a policy that a majority of the members of the Board of Directors must be “independent.” In order to assist it in making determinations of director independence, the Board of Directors has adopted a formal set of categorical standards (the “Standards of Director Independence”), based upon the meaning of independent directors under applicable law, SEC rules and regulations (including Rule 10A-3 under the Exchange Act) and the current listing standards of the American Stock Exchange.
     Under the Standards of Director Independence, a director of the Company will only be considered independent if the Board of Directors affirmatively determines that the director has no direct or indirect material relationship with the Company, other than in his capacity as a director. In making such determinations, the Board of Directors considers all relevant facts and circumstances. The Standards of Director Independence provide that a director will not be considered independent if he has any of these relationships:
•	Employment. The director is or has been an employee, or has an immediate family member who is or has been an executive officer, of the Company at any time during the past three years.

•	Compensation. The director or an immediate family member of the director has received more than $60,000 in direct compensation from the Company during any 12-month period within the past three years, other than Board and committee fees.

•	Affiliation with the Company’s Independent Registered Public Accounting Firm.
•	The director or an immediate family member of the director is a current partner of the Company’s current independent registered public accounting firm.

•	The director is a current employee of the Company’s current independent registered public accounting firm.

•	An immediate family member of the director is a current employee of the Company’s current independent registered public accounting firm and participates in that firm’s audit, assurance or tax compliance practice (excluding tax planning).

•	The director or an immediate family member of the director was within the past three years, but is no longer, a partner or employee of the Company’s current independent registered public accounting firm and personally worked on the Company’s audit within that time.

•	Interlocking Relationships. The director or an immediate family member of the director is, or has been within the past three years, employed as an executive officer of another company for which any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•	Business Transactions. The director or an immediate family member of the director is a partner in, or a controlling shareholder or an executive officer of, an organization that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the past three fiscal years, exceeds the greater of $200,000 or 5% of such other organization’s consolidated gross revenues for that year (other than those arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs).

•	Indebtedness. The director is an executive officer, partner, member or significant equity holder of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of indebtedness exceeds 2% of the total consolidated assets of such other company.

•	Charitable Contributions. Within the past three years, the director was an executive officer, trustee or director of a foundation, university or other non-profit or charitable organization receiving grants, endowments or other contributions from the Company that exceeded the greater of $1.0 million or 2% of such charitable organization’s consolidated gross revenues in any single fiscal year.
     In addition, in order to be independent under the Standards of Director Independence, a member of the Audit Committee cannot be an affiliated person of the Company or any of its subsidiaries and cannot accept or receive directly or indirectly any consulting, advisory or other compensatory fees from the Company or any of its subsidiaries, other than (i) in his capacity as a member of the Board of Directors or a committee of the Board, and (ii) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior services with the Company (provided that such compensation is not contingent in any way on continued service with the Company).
     Based upon these Standards of Director Independence, the Board of Directors has determined that of its five current members, each of its three non-management members (Basil M. Briggs, Anthony D. Pell and Kevin P. Collins) is independent. Accordingly, a majority of the members of the Board of Directors is independent under the Standards of Director Independence.
Meetings of the Board of Directors
     The Board of Directors meets regularly throughout the year and holds special meetings and acts by unanimous written consent whenever circumstances require. The Board of Directors held a total of seven meetings during 2005. During 2005, each director attended more than 90% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors on which he served, and the average attendance of all directors at all Board and committee meetings exceeded 96%.
Committees of the Board of Directors
     The Board of Directors has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The membership of each committee and its functions, duties and responsibilities are discussed below. Each committee operates under a written charter adopted by, and from time to time amended by, the Board of Directors. These committee charters are available on the Company’s website at www.metretek.com under “Investor Info—Corporate Governance.”
     Audit Committee
     The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Anthony D. Pell (Chairman), Basil M. Briggs and Kevin P. Collins. The Board of Directors has determined that each member of the Audit Committee is independent under the Board’s Standards of Director Independence, under the current listing standards of the American Stock Exchange applicable to members of an audit committee and under Rule 10A-3 under the Exchange Act. The Board of Directors has also determined that each member of the Audit Committee is able to read and understand fundamental financial statements and qualifies as an “audit committee financial expert”, as that term is defined in Item 401(h) of Regulation S-K under the Exchange Act. The Audit Committee met eight times during 2005.

     The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight and monitoring responsibilities relating to:
•	the integrity of the Company’s financial statements;

•	the Company’s auditing, accounting and financial reporting processes generally;

•	the Company’s system of internal control over financial reporting and disclosure controls and procedures;

•	the independent registered public accounting firm, including its engagement, compensation, qualifications, independence and performance; and

•	the Company’s compliance with legal and regulatory requirements.
     The Audit Committee’s duties and responsibilities include:
•	reviewing and discussing with management and the Company’s independent registered public accounting firm the annual audited and quarterly unaudited consolidated financial statements of the Company;

•	determining whether to recommend to the Board of Directors that the Company’s annual consolidated financial statements be included in the Company’s Annual Report on Form 10-K;

•	appointing and, when appropriate, terminating the independent registered public accounting firm;

•	reviewing and pre-approving the nature, scope and fee arrangements of the annual audit and non-audit services of the Company’s independent registered public accounting firm;

•	reviewing the independence of the Company’s independent registered public accounting firm;

•	reviewing the scope and the results of the annual audit of the Company’s consolidated financial statements by the Company’s independent registered public accounting firm;

•	reviewing and discussing with management, the Company’s internal accountants and the Company’s independent registered public accounting firm, the Company’s accounting and financial reporting practices and procedures and the adequacy and effectiveness of the Company’s system of internal controls;

•	preparing the report required by the rules of the SEC to be included in the Company’s proxy statement for its annual meeting of stockholders;

•	reviewing any transaction that involves a potential conflict of interest;

•	adopting procedures for the receipt, retention and treatment of employee concerns and complaints regarding accounting, internal controls or auditing matters; and

•	providing other assistance to the Board of Directors, as requested, with respect to the financial, accounting and reporting practices of the Company.
     The Audit Committee performs its functions and responsibilities under a formal written charter adopted by the Board of Directors. A copy of the Audit Committee Charter, as amended and restated by the Board of Directors on March 20, 2006, is attached to this Proxy Statement as Appendix A and is available on the Company’s website at www.metretek.com under “Investor Info—Corporate Governance.” The Report of the Audit Committee begins on page 36 of this Proxy Statement.
     Compensation Committee
     The Board of Directors has established a Compensation Committee. The members of the Compensation Committee are Basil M. Briggs (Chairman), Anthony D. Pell and Kevin P. Collins. The Board of Directors has determined that each member of the Compensation Committee is independent under the Board’s Standards of Director Independence and under the current listing standards of the American Stock Exchange. The Compensation Committee met four times during 2005.
     The primary purposes of the Compensation Committee are to review and approve the compensation of the Company’s executive officers and to oversee the Company’s compensation plans and policies generally. The Compensation Committee’s duties and responsibilities include:
•	reviewing and approving the compensation of executive officers, including the Company’s chief executive officer;

•	approving employment agreements for executive officers;

•	reviewing and approving the compensation of directors;

•	assisting the Board of Directors in administering and recommending changes to the Company’s stock and incentive compensation plans and programs; and

•	preparing an annual report on executive compensation for inclusion in the Company’s annual proxy statement.
     The Compensation Committee performs its functions and responsibilities under a formal written charter adopted by the Board of Directors. A copy of the Compensation Committee Charter, as amended and restated by the Board of Directors on March 20, 2006, is available on the Company’s website at www.metretek.com under “Investor Info—Corporate Governance.” The Report of the Compensation Committee on Executive Compensation begins on page 21 of this Proxy Statement.
     Nominating and Corporate Governance Committee
     The Board of Directors has established a Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Kevin P. Collins (Chairman), Basil M. Briggs and Anthony D. Pell. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the Board’s Standards of Director Independence and under the current listing standards of the American Stock Exchange. The Nominating and Corporate Governance Committee met four times during 2005.
     The principal duties of the Nominating and Corporate Governance Committee are:
•	identifying individuals qualified to become members of the Board of Directors;

•	recommending qualified individuals for nomination to the Board of Directors;

•	assessing and advising the Board of Directors with respect to its size, composition, procedures and committees; and

•	reviewing and evaluating the Company’s Corporate Governance Guidelines and principles and recommending to the Board of Directors any changes that it deems necessary.
     Other specific duties and responsibilities of the Nominating and Corporate Governance Committee include:
•	developing and applying qualifications for Board membership;

•	monitoring and recommending to the Board committee functions;

•	recommending Board committee assignments; and

•	reviewing governance-related stockholder proposals and recommending Board responses.
     The Nominating and Corporate Governance Committee recommended the directors currently standing for re-election at the Annual Meeting, which recommendation was unanimously approved by the Board of Directors.
     The Nominating and Corporate Governance Committee performs its functions and responsibilities under a formal written charter adopted by the Board of Directors. A copy of the Nominating and Corporate Governance Committee

Charter, as amended and restated by the Board of Directors on April 25, 2005, is available on the Company’s website at www.metretek.com under “Investor Info— Corporate Governance.”
Executive Sessions
     Executive sessions of non-management directors, without any management directors or other members of management being present, are held at least twice a year, and more often if such directors deem appropriate. The sessions are scheduled and chaired by the Chairman of the Nominating and Corporate Governance Committee. Any non-management director can request that additional executive sessions be scheduled.
Director Attendance at Annual Meetings of Stockholders
     The Board of Directors expects all directors to attend each annual meeting of stockholders of the Company, except where the failure to attend is due to unavoidable or unforeseeable circumstances. All members of the Board of Directors attended the 2005 Annual Meeting of Stockholders.
Nominations of Directors
     Identifying and Evaluating Nominees for Director
     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. In selecting candidates for nomination at an annual meeting of the Company’s stockholders, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors whose terms expire at that meeting desire and are qualified to continue their service on the Board. The Nominating and Corporate Governance Committee believes that the continuing service of qualified incumbents promotes stability and continuity in the Board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the policy of the Nominating and Corporate Governance Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the criteria for membership on the Board, and who the Nominating and Corporate Governance Committee believes will continue to make important contributions to the Board and who consent to stand for reelection, to continue their service on the Board.
     If there are Board positions for which the Nominating and Corporate Governance Committee will not be re-nominating a qualified incumbent, the Nominating and Corporate Governance Committee will consider recommendations for director nominees from a wide variety of sources, including Board members, management, business contacts, professional search firms, stockholders and other appropriate sources. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the criteria for membership set forth below under “—Qualifications of Nominees for Director.” Candidates recommended by the Nominating and Corporate Governance Committee are subject to approval by the Board of Directors. The sole nominee for election to the Board of Directors at the Annual Meeting is currently serving as a director of the Company.
     Qualifications of Nominees for Director
     The Nominating and Corporate Governance Committee is responsible for reviewing with the Board of Directors the requisite skills and characteristics of new Board candidates in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. The Nominating and Corporate Governance Committee has established criteria and qualifications that candidates for membership on the Board of Directors must possess. Except in limited and exceptional circumstances, each candidate to serve on the Board of Directors of the Company should have the following qualifications:
•	A reputation for high personal and professional integrity, strong moral character and adherence to high ethical standards and the values of the Company.

•	The absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director, and no other interests that would materially impair his ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its stockholders.

•	Holds or has held a recognized position of leadership in his community or his field of endeavor, and has demonstrated high levels of achievement in his community or his field.

•	Business acumen and experience, inquisitiveness, strong analytical skills and the ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of the Company.

•	A general level of expertise and experience in the Company’s business areas.

•	The ability to read and understand basic financial statements and other financial information pertaining to the Company.

•	A commitment to understanding the Company and its business, industry and strategic objectives.

•	The availability and a commitment to devote adequate time to the Board and its committees and the ability to generally fulfill all responsibilities as a director of the Company, including to regularly attend and participate in meetings of the Board, Board committees and stockholders, in light of the number of other company boards on which the candidate serves and his other personal and professional commitments.

•	The willingness and ability to represent fairly and to act in the interests of all stockholders of the Company rather than the interests of any particular stockholder, special interest group or other constituency.

•	For prospective non-employee directors, independence under SEC and applicable stock exchange rules and regulations.

•	The willingness to accept the nomination to serve as a director of the Company.
     The Nominating and Corporate Governance Committee will also consider the following additional factors in connection with its evaluation of each prospective nominee:
•	Whether the prospective nominee will foster a diversity of skills, experiences and backgrounds on the Board.

•	Whether the prospective nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable SEC and stock exchange rules.

•	For incumbent directors standing for re-election, the incumbent director’s performance during his term, including the number of meetings attended, the level of participation, and overall contribution to the Company.

•	The composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.
     Notwithstanding the foregoing requirements, from time to time the Nominating and Corporate Governance Committee may identify certain other skills or attributes as being particularly desirable to help meet specific Board needs that have arisen.
     Nominations by Stockholders
     The policy of the Nominating and Corporate Governance Committee is to consider properly submitted written nominations from stockholders for nominees for director. In general, persons properly recommended by stockholders as nominees for director are evaluated on the same basis as candidates recommended by other sources. Any such nominations made by stockholders must be submitted in compliance with the requirements for stockholder nominations set forth in the By-Laws of the Company, which requirements are summarized below under “Stockholder Proposals,” and should include the following:
•	The name and address of the stockholder making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder;

•	The nominee’s name, age, address, number of shares of Common Stock owned beneficially and of record, principal occupation, employment, background, experience, education and qualifications for Board membership;

•	A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

•	All other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected).
     Nominations by stockholders for director candidates must be addressed to:
Metretek Technologies, Inc.
303 East 17th Avenue, Suite 660
Denver, Colorado 80203
Attn: Corporate Secretary
Communications with the Board of Directors
     Any stockholder who wishes to communicate directly with the Board of Directors, any committee of the Board or any specific director may do so by directing a written request addressed to such director or directors in care of the Company’s Corporate Secretary at the Company’s principal executive offices. Communications directed to members of the Board will be forwarded to the intended Board members, unless such communication is deemed unduly hostile, threatening, illegal or otherwise unnecessary or inappropriate to forward, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate action regarding such communication.
Codes of Ethics
     The Company has adopted two codes of ethics, each designed to encourage its directors, officers and employees to act with the highest level of integrity. These codes are available on the Company’s website at www.metretek.com under “Investor Info—Corporate Governance.”
     The Company has adopted the Metretek Technologies, Inc. Code of Ethics for Principal Executive Officer and Senior Financial Officers, which is a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and other senior finance organization employees. The purpose of this Code of Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that the business of the Company is conducted in a consistently legal and ethical manner
     The Company has also adopted the Metretek Technologies, Inc. Code of Business Conduct and Ethics, which is a code of conduct that applies to all of its directors, officers and employees. Under the Code of Business Conduct and Ethics, each officer, director and employee is required to maintain a commitment to high standards of business conduct and ethics. The Code of Business Conduct and Ethics covers many areas of professional conduct, including conflicts of interest, protection of confidential information, and strict adherence to laws and regulations applicable to the conduct of the Company’s business. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.
     If the Company makes any amendment to, or grants any waiver from a provision of, either code of conduct with respect to any director, executive officer or senior financial officer, it will disclose the nature of such amendment or waiver on its website, in a Current Report on Form 8-K or both.
     The Company also has adopted procedures to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Availability of Corporate Governance Documents
     The Company’s Corporate Governance Guidelines, Board committee charters and codes of ethics are available on the Company’s website at www.metretek.com under “Investor Info—Corporate Governance.” In addition, the Company will provide a copy of any of these corporate governance documents without charge upon written request addressed to the Company at Metretek Technologies, Inc., 303 East 17th Avenue, Suite 660, Denver, Colorado, 80203, attention: Corporate Secretary.
Compensation of Directors
     Directors who are also officers or employees of the Company or its subsidiaries do not receive any additional compensation for serving on the Board of Directors or its committees. All directors are reimbursed for their out-of-pocket costs of attending meetings of the Board of Directors and its committees. During fiscal 2005, directors who were not also officers or employees of the Company or its subsidiaries (“Non-Employee Directors”) received a monthly retainer of $2,000 for their service on the Board of Directors and on committees of the Board, including attending meetings, which monthly retainer was increased to $2,500 on April 1, 2005. Effective January 1, 2006, the monthly retainer for Non-Employee Directors was increased to $3,000.
     Non-Employee Directors also receive stock options pursuant to a formula under a provision of the Company’s 1998 Stock Plan. Under the formula for these options to Non-Employee Directors, each person who is first elected or appointed to serve as a Non-Employee Director is automatically granted an option to purchase 5,000 shares of Common Stock. In addition, on the date of the annual meeting of stockholders each year commencing this year, each Non-Employee Director who has served on the Board for at least six months is automatically granted options to purchase 2,500 shares of Common Stock. During 2005, in the discretion of the Board of Directors upon the recommendation of the Compensation Committee, on the date of the 2005 annual meeting of stockholders, each Non-Employee Director also received non-formula options to purchase the number of shares of Common Stock equal to the annual retainer for that year divided by the fair market value of the Common Stock on the date of grant, less the 2,500 stock options granted under the formula. All annual options granted to Non-Employee Directors under the 1998 Stock Plan:
•	are non-qualified stock options;

•	vest and become exercisable immediately upon grant;

•	are exercisable at a price equal to the fair market value of the Common Stock on the date of grant (based on the last sale price of the Common Stock as reported on the American Stock Exchange); and

•	have a term of ten years, subject to earlier termination in the event of the Non-Employee Director’s death or the termination of service on the Board, in which events the options remain exercisable for one year after a Non-Employee Director dies and for that number of years after a Non-Employee Director leaves the Board of Directors (for any reason other than death or removal for cause) equal to the number of full or partial years that the Non-Employee Director served as a director, but not beyond the original ten year term of the option.
     Any other stock options granted to a director may contain different terms at the discretion of the Board of Directors.
     As an item of business at the Annual Meeting, the Board of Directors, upon the recommendation of the Compensation Committee, is recommending that stockholders eliminate the provision under the 1998 Stock Plan requiring formula grants of stock options to Non-Employee Directors, in order to allow the Board of Directors, upon the recommendation of the Compensation Committee, to make such stock grants under the 1998 Stock Plan as deemed appropriate under the circumstances, subject to change from time to time. See “Proposal 2—Amendments to the Company’s 1998 Stock Incentive Plan” below.
     As of May 12, 2006, options to purchase 192,707 shares of Common Stock were outstanding to the Company’s current Non-Employee Directors, at exercise prices ranging from $1.50 to $17.38 per share.

EXECUTIVE COMPENSATION
Summary Compensation
     The following table sets forth the total compensation that the Company paid or accrued for services rendered to it and its subsidiaries in all capacities during the last three fiscal years by its Chief Executive Officer and by its four other most highly compensated executive officers, based on total salary and bonus, in fiscal 2005 (the “Named Executive Officers”):
Summary Compensation Table

							Long Term Compensation
							Awards
		Annual Compensation(1)						Securities
					Other		Restricted	Underlying		All Other
					Annual	Stock Awards		Options		Compensation
Name and Principal Position	Year	Salary($)	Bonus($)		Compensation		($) (2)	(#)		($)(3)
W. Phillip Marcum	2005	$325,000	$255,000	(4)	$0		0	100,000	(5)	$7,438
Chairman of the Board,	2004	311,615	50,000	(6)	60,500	(7)	110,000	50,000	(8)	7,638
President and Chief	2003	295,000	0		0		0	0		7,138
Executive Officer

A. Bradley Gabbard	2005	200,000	235,000	(4)	0		0	55,000	(9)	7,438
Executive Vice	2004	191,346	55,000	(6)	30,250	(7)	55,000	25,000	(8)	7,638
President and Chief	2003	175,000	75,000		0		0	0		7,117
Financial Officer

Sidney Hinton (10)	2005	262,019	191,000		0		0	50,000	(5)	7,438
President and CEO,	2004	253,850	104,186	(11)	18,150	(7)	33,000	0		7,638
PowerSecure, Inc.	2003	250,000	117,341	(11)	0		0	0		7,138

John Bernard (12)	2005	147,315	50,000		0		0	50,000	(5)	6,571
President and CEO,	2004	112,098	8,000		0		0	25,000	(8)	4,547
Southern Flow

Daniel J. Packard (13)	2005	130,604	52,000	(14)	0		0	25,000	(9)	906
President and CEO,
MGT

(1)	Excludes perquisites and other personal benefits, if any, which were less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2)	The dollar value of the restricted stock awards during fiscal 2004 is calculated by multiplying the total number of restricted shares by $2.20, the closing sale price of the Common Stock on July 15, 2004, the date of the awards, as reported on the OTC Bulletin Board. These dollar values do not reflect any adjustment for risk of forfeiture or for restrictions on transferability. All shares of restricted stock vest in three equal annual installments, which commenced on January 1, 2005, subject to the officer remaining employed with the Company on the vesting dates, and further subject to immediate vesting upon a change in control. All awards of restricted stock were made under the 1998 Stock Plan.

As of December 31, 2005, based on $8.95, the closing sale price of the Common Stock on such date as reported on the American Stock Exchange, Mr. Marcum held 33,333 unvested shares of restricted stock valued at $298,330, Mr. Gabbard held 16,666 unvested shares of restricted stock valued at $149,161, and Mr. Hinton held 10,000 unvested shares of restricted stock valued at $89,500. The officer enjoys all the benefits of ownership of unvested shares of restricted stock, including the right to vote the shares and to receive any dividends and other distributions with respect to the shares on the same terms as any other shares of Common Stock, other than the right to transfer or dispose of the shares.

(3)	Amounts paid or accrued on behalf of the Named Executive Officers in fiscal 2005 in this column include the following:

		Group	Long-Term
		Term Life	Disability
	401(k)	Insurance	Insurance
Name	Matching	Premiums	Premiums
W. Phillip Marcum	$6,300	$882	$256
A. Bradley Gabbard	6,300	882	256
Sidney Hinton	6,300	882	256
John Bernard	4,869	738	256
Daniel Packard	0	650	256

(4)	Bonus from Executive Incentive Compensation Plan adopted by the Compensation Committee in March 2005, from a bonus pool based primarily on the Company’s net income plus other appropriate factors in the discretion of the Compensation Committee. In addition, the bonus to Mr. Marcum includes a $50,000 bonus unrelated to the Executive Incentive Compensation Plan.

(5)	These options vested immediately upon grant.

(6)	Includes a signing bonus paid in connection with the amended and restated employment agreements of $50,000 for Mr. Marcum and $25,000 for Mr. Gabbard.

(7)	Reflects a tax “gross-up” payment intended to reimburse the executive for taxes payable with respect to the restricted stock grant.

(8)	These options vest in three equal annual installments, commencing on the grant date, subject to immediate vesting upon a change in control.

(9)	Of these options, 30,000 options granted to Mr. Gabbard and 25,000 options granted to Mr. Packard vest in three equal annual installments, commencing on the grant date, subject to immediate vesting upon a change in control. The remainder of these options vested immediately upon grant.

(10)	Became an executive officer during fiscal 2003. Compensation includes all amounts paid or accrued for the entire fiscal 2003.

(11)	Bonus resulting from the bonus formula based upon PowerSecure’s cash flow from operations, as provided in Mr. Hinton’s employment agreement. See “—Employment Agreements, Change in Control and Termination of Employment Arrangements and Other Compensation Arrangements” below.

(12)	Appointed as the President and Chief Executive Officer of Southern Flow on December 1, 2004. Compensation includes all amounts paid or accrued for the entire fiscal 2004.

(13)	Became an executive officer during fiscal 2005. Compensation includes all amounts paid or accrued for the entire fiscal 2005.

(14)	Reflects bonus payments from the Company’s equity investee, MM 1995-2, for services rendered on behalf of MM 1995-2.
Employment Agreements, Change in Control and Termination of Employment Arrangements and Other Compensation Arrangements
     W. Phillip Marcum and A. Bradley Gabbard. In March 2006, the Company entered into amended and restated employment agreements with W. Phillip Marcum, the Chairman of the Board, President and Chief Executive Officer of the Company, and A. Bradley Gabbard, the Executive Vice President and Chief Financial Officer of the Company. These amended and restated employment agreements set forth the basic terms of employment for each executive.
     Under these employment agreements, the employment terms of Messrs. Marcum and Gabbard continue through December 31, 2009 and will be automatically extended for successive one-year periods, unless either the Company or the executive gives six months prior written notice of termination. The base salaries under these employment agreements, which are subject to annual upward adjustments at the discretion of the Board of Directors, are currently set at $375,000 for

Mr. Marcum and $245,000 for Mr. Gabbard. In addition to the base salary, the employment agreements provide, among other things, for standard benefits commensurate with the management levels involved. The employment agreements also contain certain restrictions on each executive’s ability to compete, use of confidential information and use of inventions and other intellectual property.
     The employment agreements with Messrs. Marcum and Gabbard provide that if the employment of the executive is terminated for any reason, other than by the Company for “cause” (as defined in the employment agreements), including termination by death, by disability, by the Company without cause, by the executive voluntarily or due to the expiration of the employment term or any renewal period, then the executive will be entitled to receive a severance package in the amount of three times, for Mr. Marcum, and two times, for Mr. Gabbard, the sum of his most recent base salary plus his average annual bonus over the three years before the date of termination. The severance package shall be paid pro rata over a six year period for Mr. Marcum and over a two year period for Mr. Gabbard.
     The employment agreements also include change in control provisions designed to provide for continuity of management in the event the Company undergoes a change in control. If within three years after a “change in control”, the officer is terminated by the Company for any reason other than for cause, or if the executive terminates his employment for “good reason”, as such terms are defined in the employment agreements, then the executive is entitled to receive a lump-sum severance payment equal to three times, for Mr. Marcum, and two times, for Mr. Gabbard, the amount of his then base salary, together with certain other payments and benefits, including continued participation in all the Company’s insurance plans for a period of three years for Mr. Marcum and two years for Mr. Gabbard. Under these employment agreements, a change in control will be deemed to have occurred only if:
•	any person or group becomes the beneficial owner of 50% or more of the Company’s Common Stock;

•	a majority of the present directors of the Company are replaced, unless the election of any new director is approved by a two-thirds vote of the current (or properly approved successor) directors;

•	the Company approves a merger, consolidation, reorganization or combination, other than one in which the voting securities of the Company outstanding immediately prior thereto continue to represent more than 50% of the total voting power of the Company or of the surviving corporation following such a transaction and the directors of the Company continue to represent a majority of the directors of the Company or of the surviving corporation following such transaction; or

•	the Company approves a sale of all or substantially all of its assets.
     The employment agreements also provide for the Company to establish an incentive compensation fund, to be administered by the Compensation Committee, to provide for incentive compensation to be paid to each officer or employee (including Messrs. Marcum and Gabbard) deemed by the Compensation Committee to have made a substantial contribution to the Company in the event of a change of control of the Company or of the sale of substantially all of its assets or similar transactions. The total amount of incentive compensation from the fund available for distribution will be determined by a formula based on the amount by which the fair market value per share of the Common Stock exceeds $10.08, multiplied by a factor ranging from 10-20% depending upon the ratio of the fair market value to $10.08. In the case of the sale of a significant subsidiary or substantially all of the assets of a significant subsidiary, a similar pro rata distribution is required.
     Sidney Hinton. In October 2005, PowerSecure entered into an amended and restated employment and non-competition agreement with Sidney Hinton, the President and Chief Executive Officer of PowerSecure. Mr. Hinton’s employment term was extended until January 1, 2009, and is renewable for additional one-year renewal periods when the term expires, unless either PowerSecure or Mr. Hinton gives 30 days prior written notice of termination. In addition, Mr. Hinton’s severance period and the post-employment non-competition period were extended to two years.
     The base salary under Mr. Hinton’s employment agreement is currently set at $315,000, subject to annual upward adjustments at the discretion of the Board of Directors. In addition to the base salary, Mr. Hinton’s employment agreement provides, among other things, for standard benefits commensurate with the management level involved, as well as an annual bonus of 7% of PowerSecure’s cash flow from operations.
     If Mr. Hinton’s employment is terminated for any reason, other than by PowerSecure for “cause” (as defined in the employment agreement), including termination by death, by disability, by PowerSecure without cause, by Mr. Hinton voluntarily, or due to the expiration of the employment term or any renewal period, then Mr. Hinton will be entitled to receive a severance package, payable over the subsequent two years, in the amount of two times the sum of his most recent base salary plus his average bonuses for the two years before and for the year of the date of termination, if he had remained employed. Under his employment agreement, Mr. Hinton is prohibited from competing with the business of PowerSecure or its affiliates for a period of two years after the termination of his employment. The employment agreement also contains certain restrictions on Mr. Hinton’s use of confidential information and use of inventions and other intellectual property.
     Mr. Hinton’s employment agreement also includes a change in control provision designed to provide for continuity of management in the event the Company or PowerSecure undergoes a change in control. If within three years after a change in control, Mr. Hinton is terminated by PowerSecure for any reason other than for “cause”, or if Mr. Hinton terminates his employment for “good reason” (as such terms are defined in Mr. Hinton’s employment agreement), then Mr. Hinton is entitled to receive a lump-sum severance payment equal to the amount of his severance package discussed above, together with certain other payments and benefits, including continued participation in PowerSecure’s insurance plans for a period of two years.
     John D. Bernard. In October 2005, Southern Flow entered into an employment and non-competition agreement with John D. Bernard, the President and Chief Executive Officer of Southern Flow. Mr. Bernard’s employment agreement provides for an employment term through December 31, 2007, and is renewable for additional one-year renewal periods when the term expires, unless either Southern Flow or Mr. Bernard gives 30 days prior written notice of termination. In addition, Mr. Bernard’s severance period and the post-employment non-competition period was extended to two years.
     The base salary under Mr. Bernard’s employment agreement, which is subject to annual upward adjustments at the discretion of the Board of Directors, is currently set at $170,000. In addition to the base salary, the employment agreement provides, among other things, for Mr. Bernard’s participation in Southern Flow bonus plans generally and for standard employee benefits.
     If Mr. Bernard’s employment is terminated for any reason, other than by Southern Flow for “cause” (as defined in the employment agreement), including termination by death, by disability, by Southern Flow without cause, by Mr. Bernard voluntarily, or due to the expiration of the employment term or any renewal period, then Mr. Bernard will be entitled to receive a severance package, payable over the subsequent two years, in the amount of one-half (1/2) times, if his employment terminates on or before December 31, 2006, or one (1) time, if his employment terminates on or after January 1, 2007, the sum of his most recent base salary plus his average bonuses for the three years before the date of termination. Under the employment agreement, Mr. Bernard is prohibited from competing with the business of Southern Flow or its affiliates for a period of six months, if his employment terminates on or before December 31, 2006, or one year, if his employment terminates on or after January 1, 2007, after the termination of his employment. The employment agreement also contains certain restrictions on Mr. Bernard’s use of confidential information and use of inventions and other intellectual property.
     Mr. Bernard’s employment agreement also includes a change in control provision designed to provide for continuity of management in the event the Company or Southern Flow undergoes a change in control. If within three years after a change in control, Mr. Bernard is terminated by Southern Flow for any reason other than for “cause”, or if Mr. Bernard terminates his employment for “good reason” (as such terms are defined in the employment agreement), then Mr. Bernard is entitled to receive a lump-sum severance payment equal to the amount of his severance package discussed above, together with certain other payments and benefits, including continued participation in of Southern Flow’s insurance plans for a period of six months or one year, depending on the date of termination, matching the period of his non-competition covenant discussed above.

Stock Option Grants
     The following table sets forth certain information with respect to stock options granted during fiscal 2005 to the Named Executive Officers. The Company did not grant any stock appreciation rights, alone or in tandem with stock options, during fiscal 2005.
Option Grants in Last Fiscal Year

	Individual Grants
	Number of					Potential Realizable Value at
	Securities		% of Total			Assumed Annual Rates of
	Underlying		Options Granted	Exercise		Stock Price Appreciation for
	Options Granted		to Employees in	Price	Expiration	Option Term($)(5)
Name	(#)(1)		Fiscal Year (2)	($/Sh)(3)	Date (4)	5%($)	10%($)
W. Phillip Marcum	100,000		16.2%	$6.65	12/05/15	$418,219	$1,059,811

A. Bradley Gabbard	30,000	(6)	4.9%	3.06	02/04/15	57,733	146,237
	25,000		4.1%	6.65	12/05/15	104,555	264,953

Sidney Hinton	25,000		4.1%	4.22	09/26/15	66,349	168,135
	25,000		4.1%	6.65	12/05/15	104,555	264,953

John Bernard	25,000		4.1%	4.22	09/26/15	66,349	168,135
	25,000		4.1%	6.65	12/05/15	104,555	264,953

Daniel J. Packard	25,000	(6)	4.1%	3.06	02/04/15	48,111	121,918

(1)	These options are incentive stock options granted under the 1998 Stock Plan, have ten year terms and were fully vested on the grant date, except as otherwise noted.

(2)	Based upon options to purchase an aggregate of 616,000 shares of Common Stock granted to employees during fiscal 2005.

(3)	The exercise price of these options is equal to or greater than the fair market value of the Common Stock on the date of grant, based upon the last sale price of the Common Stock on such date as reported on the American Stock Exchange (for options granted on or after August 10, 2005) or on the OTC Bulletin Board (for options granted prior thereto).

(4)	These options may terminate before their terms expire due to the termination of the optionee’s employment or the optionee’s disability or death.

(5)	The dollar amounts in these columns set forth the hypothetical gains that could be achieved for the respective option grants, assuming that the market price of the Company’s Common Stock appreciates in value from the date of grant through the term of the options at the annualized rates of 5% and 10%, respectively, contained in the table, which rates are specified by SEC rules and do not represent the Company’s estimate or projection of the future appreciation of the price of the Common Stock. There is no assurance that the rates of appreciation set forth in this table can be achieved or that the amounts reflected will be received by the optionees. In addition, the potential realizable value set forth in these columns is net of the option exercise price but before taxes associated with any exercise. Actual gains, if any, on option exercises will be dependent on, among other things, the timing of such exercises and the future performance of the Common Stock.

(6)	These options vest in three equal installments, commencing on the grant date, subject to immediate vesting upon a change in control.

Stock Option Exercises and Values
     The following table sets forth information with respect to stock options held by the Named Executive Officers on December 31, 2005. No Named Executive Officer exercised any stock options during fiscal 2005.
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-the-Money Options at
	at Fiscal Year-End(#)		Fiscal Year-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
W. Phillip Marcum	383,334	16,666	$2,263,837	$98,163

A. Bradley Gabbard	289,167	28,333	1,932,319	166,881

Sidney Hinton	195,000	—	1,148,500	—

John Bernard	85,876	8,333	405,653	49,081

Daniel Packard	41,666	18,334	209,829	107,171

(1)	For purposes of this table and in accordance with SEC rules, the value of unexercised in-the-money options is calculated based solely upon the excess of $8.95, the closing sale price of the Company’s Common Stock on December 31, 2005 as reported on the American Stock Exchange, over the exercise price of the option. An option is “in-the-money” if the fair market value of the underlying shares of Common Stock exceeds the exercise price of the option. However, the actual value, if any, that an optionee may realize upon exercise of a stock option will be dependent upon the future market price of the Common Stock and the optionee’s continued employment through the vesting period.
Compensation Committee Interlocks and Insider Participation
     The members of the Compensation Committee of the Board of Directors are Basil M. Briggs, Chairman, Anthony D. Pell and Kevin P. Collins. No member of the Compensation Committee is or has ever been an officer or employee of the Company or of any of its subsidiaries. None of the executive officers of the Company serves as a member of the board of directors or of the compensation committee of any other entity that has one or more executive officers serving as a member of the Board of Directors of the Company or of its Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
     The Compensation Committee of the Board of Directors is responsible for establishing and administering the compensation program and policies for the Company’s executive officers. The Compensation Committee approves all compensation paid to the Company’s executive officers, generally reviews and approves the Company’s general compensation policies and also oversees the administration by the Board of Directors of the Company’s stock plans under which grants of stock options and restricted stock may be made to executive officers.
     The Compensation Committee consists of three members of the Board of Directors. Each member of the Compensation Committee is independent under the Standards of Director Independence adopted by the Board of Directors and the current listing standards of the American Stock Exchange. The Compensation Committee operates under a formal written charter, which was amended and restated by the Board of Directors on March 20, 2006.
Executive Compensation Policy
     The Company’s executive compensation policy is based on the belief that competitive compensation is essential to attract, retain, motivate and reward highly qualified and industrious executives. The Company’s executive compensation program is intended to accomplish the following purposes:
•	attract and retain highly talented and productive executive officers,

•	provide incentives and rewards for superior performance by the Company’s executive officers, and

•	align the interests of executive officers with the interests of the Company’s stockholders.
     To achieve these objectives, the Compensation Committee has designed an executive compensation program that consists of four basic components:
•	base salary,

•	short-term incentive compensation in the form of annual cash bonuses,

•	long-term incentive compensation in the form of stock options and restricted stock, and

•	general benefit programs.
Components of Executive Compensation
     The Compensation Committee reviews the Company’s executive compensation program through the application of the subjective business judgment of each of its members and through an informal survey of executive compensation programs of peer companies. The philosophy of the Compensation Committee is that the compensation and equity incentives of each officer should be significantly influenced by the executive officer’s individual performance, and accordingly a significant percentage of the total compensation and equity incentive package of each executive officer is contingent upon individual performance. The Compensation Committee does not generally use a quantitative method or mathematical formula to set the elements of compensation for a particular executive officer, except for certain year-end cash bonus awards. The Compensation Committee uses discretion and considers all elements of an executive’s compensation package when setting each portion of compensation, based upon corporate performance and individual initiatives and performance. The principal factors that the Compensation Committee considered with respect to each executive officer’s compensation package for fiscal 2005 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors with respect to executive compensation for future years.
     Base Salary
     The base salary for each of the Company’s executive officers is subjectively determined primarily on the basis of the following factors: experience, personal performance, contribution to Company performance, level of responsibility, duties and functions, breadth of knowledge, salary levels in effect for comparable positions within and without the Company’s industry and internal base salary comparability considerations. These base salaries are reviewed annually and may be adjusted in the discretion of the Compensation Committee, based upon the factors discussed in the previous sentence, as well as upon individual performance during the previous fiscal year, changes in the duties, responsibilities and functions of the executive officer, general changes in the compensation peer group in which the Company competes for executive talent, and the Company’s financial performance generally. The relative weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.
     Annual Cash Bonuses
     For fiscal 2005, the Company granted cash bonuses to all its executive officers. Depending on the executive officer, these bonuses were paid either under established plans and arrangements relating to some metrics of Company financial performance or on a discretionary basis as determined by the Compensation Committee, or were based upon some combination thereof. Factors considered by the Compensation Committee in determining discretionary annual cash bonuses are personal performance, Company performance, level of responsibility and the Company’s achievement of performance goals, as well as many of the same factors considered by the Compensation Committee and discussed above when it reviews and sets base salaries, except with a greater focus on the prior fiscal year.
     In March 2005, the Board of Directors, upon the recommendation of the Compensation Committee, adopted an Executive Incentive Compensation Plan, which provides for annual bonuses to officers and key employees of the Company in such target amounts and based on such factors, such as individual performance and Company performance goals, as annually determined by the Compensation Committee. For fiscal 2005, the Company’s Chief Executive Officer and Chief Financial Officer received cash bonuses under the Executive Incentive Compensation Plan, from a bonus pool of $410,000 in the aggregate, based primarily upon the Company achieving certain goals pertaining to net income from continuing operations (before bonus payments) in fiscal 2005.
     Long-Term Incentive Compensation
     Long-term incentives are provided through grants of stock options and restricted stock under the Company’s 1998 Stock Plan. The grants are designed to align the interests of executive officers with those of stockholders and to provide each executive with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. During fiscal 2005, the Company granted options to purchase a total of 315,000 shares of Common Stock to six executive officers and did not make any grants of restricted stock.
     Each stock option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (typically, and never less than, the closing sale price of the Common Stock on the date of grant) for a fixed period (usually ten years). Each option becomes exercisable, either fully immediately upon grant or in installments over a period of years (customarily two to four years), contingent upon the executive officer’s continued employment with the Company. Accordingly, the stock option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying Common Stock appreciates.
     The number of shares of Common Stock that are subject to each stock option grant is subjectively determined by the Compensation Committee primarily related to the executive officer’s anticipated contributions to the Company’s future success, a level intended to create a meaningful opportunity for stock ownership based on the executive officer’s current position with the Company, the size of comparable awards made to individuals in similar positions within the industry, the individual’s potential for increased responsibility and promotion over the option term and the individual’s personal performance in recent periods. The Compensation Committee also considers the number of unvested stock options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative stock option holdings of the Company’s executive officers.
     General Benefits
     Executive officers are eligible to participate in medical, life and benefit programs generally available to employees.

Compensation of the Chief Executive Officer
     The Compensation Committee carefully reviews the compensation of W. Phillip Marcum, the Company’s President and Chief Executive Officer, annually in accordance with the factors discussed above and in accordance with his employment agreement. During fiscal 2005, Mr. Marcum’s employment agreement was amended and restated to, among other things, extend his employment term through December 31, 2009.
     In evaluating Mr. Marcum’s compensation, the Compensation Committee considered, among things, the substantial improvement of the Company’s financial results, financial condition and future prospects. For example, in 2005, the Company recorded record revenues in of approximately $47.3 million and record net income of $2,334,000. The Company also received records sales orders in 2005, followed up by even larger sales orders in early 2006. For fiscal 2005, the Company rewarded Mr. Marcum for his superior performance by awarding him total bonuses of $255,000, including $205,000 under the Executive Incentive Compensation Plan based primarily upon the Company’s net income from continuing operations, and granted him options to purchase 100,000 shares of Common Stock. Mr. Marcum’s base salary in 2005 was set at $325,000, which the Compensation Committee increased to $375,000 for 2006. These compensation actions were taken by the Compensation Committee after deliberation based on its opinion of the critical importance of Mr. Marcum to the future success of the Company and its stockholders, and the level and value of Mr. Marcum’s duties and responsibilities. The Compensation Committee believes that Mr. Marcum has continued to provide strong leadership for the Company through its ongoing restructuring to address business challenges, has delivered a profitable company to stockholders and has implemented important steps that position the Company to continue to be profitable in the future and to continue to build long-term value for its stockholders.
Limitations on Tax Deductibility of Executive Compensation Under Section 162(m)
     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s chief executive officer and the four other most highly compensated executive officers. However, qualified performance-based compensation will not be subject to the deduction limit if certain requirements are met. During fiscal 2005, the Compensation Committee did not award compensation to any of the Company’s executive officers in excess of the $1 million limit per executive officer.
     The Company intends to structure long-term incentive compensation granted to its executive officers through grants of stock options and restricted stock under the Company’s stock plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). In the event that the Compensation Committee considers approving salary or bonus compensation in the future that could exceed the $1 million deductibility threshold, Board of Directors will consider what actions, if any, should be taken to make such compensation deductible. The Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in such circumstances as they deem appropriate.
Conclusion
     Through the Company’s compensation programs, a significant portion of the Company’s executive compensation is linked directly to individual and Company performance in the pursuit of strategic goals. The Compensation Committee believes that the Company’s executive compensation policies and programs promote the best interests of the Company and enhance stockholder value. The Compensation Committee will continue to monitor and evaluate the overall effectiveness of these programs.

Compensation Committee

Basil M. Briggs, Chairman
Anthony D. Pell
Kevin P. Collins

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     The son of Sidney Hinton, the President and Chief Executive Officer of PowerSecure, is employed by PowerSecure in a sales and administrative capacity and, during fiscal 2005, Mr. Hinton’s son received total compensation, including salary and bonus, of $73,666 for services rendered as an employee during fiscal 2005 and was granted options to purchase 35,000 shares of the Company’s Common Stock at an exercise price of $5.89 per share, the closing sale price of the Common Stock as reported in the American Stock Exchange on the date of grant. In addition, during fiscal 2005, Mr. Hinton’s brother-in-law was employed by PowerSecure as a project manager and received total compensation, including salary and bonus, of $53,969 for services rendered as an employee during fiscal 2005 and was granted options to purchase 10,000 shares of the Common Stock at an exercise price of $6.65 per share, the closing sale price of the Common Stock as reported in the American Stock Exchange on the date of grant.
     In March 2006, the Company entered into a Securities Purchase Agreement with certain of its officers and directors, as selling stockholders, and with certain institutional investors as purchasers of the Common Stock, pursuant to which these institutional investors purchased a total of 2,403,000 shares of Common Stock, 2,012,548 shares from the Company and 390,452 shares from certain officers and directors of the Company, for a purchase price of $14.00 per share in a private placement. Certain of these institutional investors were, or were affiliated with entities that were, holders of more than five percent of our outstanding Common Stock. In addition, in March 2006, the Company entered into a Registration Rights Agreement with these institutional investors, pursuant to which the Company agreed to register the public resale of all shares of Common Stock sold in the private placement by filing a registration statement with the SEC and keeping the registration statement effective until the earliest of the following: (i) five years after the registration statement becomes effective; (ii) such time as all such shares have been publicly resold; or (iii) such time as all such shares may be sold under Rule 144(k) under the Securities Act.
     The Company has entered into indemnification agreements with each of its directors and certain of its executive officers. These agreements require the Company to indemnify such directors against certain liabilities that may arise against them by reason of their status or service as officers or directors of the Company, to the fullest extent permitted by Delaware law, to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company maintains an insurance policy covering its officers and directors under which the insurer has agreed to pay the amount of any claim made against the officers or directors of the Company that such officers or directors may otherwise be required to pay or for which the Company is required to indemnify such officers and directors, subject to certain exclusions and conditions, up to policy limits.
     Any material transaction between the Company and any related party must be approved by its Audit Committee, which is comprised solely of independent directors.

PROPOSAL NO. 2
APPROVAL OF AMENDMENTS TO THE 1998 STOCK INCENTIVE PLAN
     The Company’s 1998 Stock Incentive Plan, as amended and restated to date, was adopted by the Board of Directors of the Company in March 1998, approved by the stockholders of the Company in June 1998, and amended by the stockholders in February 2000 and June 2004. The 1998 Stock Plan replaced the Company’s 1991 Stock Option Plan and Directors’ Stock Option Plan, the Company’s previous stock option plans. The 1998 Stock Plan authorizes the Board of Directors to grant non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), stock appreciation rights (“SARs”), restricted stock awards, performance awards, and other stock-based awards to officers, directors, employees, consultants and advisors of the Company and its subsidiaries. The purpose of the 1998 Stock Plan is to promote the success of the Company by enabling it to attract, retain, reward, and motivate the best available officers, directors, employees, advisors and consultants of the Company and its subsidiaries by providing them with an equity interest in the Company in order to align their interest with those of the Company’s stockholders and to provide such persons with incentives to pursue the long-term growth, profitability and financial success of the Company and its subsidiaries and to increase stockholder value. The 1998 Stock Plan is a critical part of the Company’s overall compensation program.
     As of May 12, 2006, an aggregate of 1,814,797 shares of Common Stock were subject to outstanding awards under the 1998 Stock Plan to a total of 69 employees and directors. To date, all awards under the 1998 Stock Plan have been stock options, except for the grant of 90,000 shares of restricted stock to three executive officers in 2004. In addition, as of May 12, 2006, an aggregate of 72,111 shares of Common Stock were subject to outstanding options granted under the Company’s prior stock plans, the Company’s 1991 Stock Option Plan and the Company’s Directors’ Stock Option Plan. On May 10, 2006, the last reported sale price of the Common Stock as reported on American Stock Exchange was $14.20 per share.
Proposed Amendments
     On March 20, 2006, upon the recommendation of the Compensation Committee, the Board of Directors authorized, subject to stockholder approval, and is recommending that stockholders approve at the Annual Meeting, amendments to the 1998 Stock Plan to:
•	increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000 shares to an aggregate of 3,750,000 shares,

•	eliminate the provision setting forth formula grants of stock options to Non-Employee Directors, and

•	prohibit the repricing of stock options without stockholder approval, and

•	address and comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
     Additional Shares. A total of 2,750,000 shares of Common Stock are presently reserved for issuance under the 1998 Stock Plan, of which as of May 12, 2006, no shares remained available for issuance in future awards. Upon the recommendation of the Compensation Committee, the Board of Directors has authorized an amendment to the 1998 Stock Plan, subject to stockholder approval, to increase the number of shares of Common Stock available for issuance thereunder by 1,000,000 shares to a total of 3,750,000 shares. The purpose of that proposed amendment is to ensure that a sufficient number of shares of the Company’s Common Stock are available under the 1998 Stock Plan for awards to attract, retain, reward and motivate officers, directors, employees, advisors and consultants as set forth above.
     Eliminating Formula Grants to Non-Employee Directors. The Board of Directors is also proposing an amendment to the 1998 Stock Plan to eliminate formula grants of stock options to Non-Employee Directors. The current formula for grants of stock options to Non-Employee Directors is described above in “Corporate Governance-Compensation of Directors.” The Board of Directors, upon the recommendation of the Compensation Committee, has concluded that the current formula for granting stock options to Non-Employee Directors, which was created in 1991 in a previous plan and carried forward in the 1998 Stock Plan, is no longer appropriate, especially in light of the many changes in recent years in the duties and responsibilities of independent directors. In 2004, the Board of Directors, upon the recommendation of the Compensation Committee, decided to supplement the formula annual stock option grants by adding additional stock options based upon the amount of the annual retainer paid to Non-Employee Directors and the trading price of the Common Stock. The Board of Directors also believes that the number of stock options to be granted to a new Non-Employee Director is probably insufficient compensation to attract and retain qualified, independent new directors. The Compensation Committee is considering changing not only the number of stock options granted to Non-Employee Directors, but also changing the type of equity grants, such as restricted stock grants in lieu of, or in addition to, stock option grants. The Board of Directors desires to grant to the Compensation Committee the flexibility and discretion to determine the type and amount of equity awards that are appropriate to be made to Non-Employee Directors just as it has the flexibility and discretion to determine the type and amount of equity awards to officers and employees under the 1998 Stock Plan. As of the date of this Proxy Statement, no new arrangements for awards under the 1998 Stock Plan have been adopted by the Board of Directors or recommended by the Compensation Committee.
     Prohibiting Repricing. In addition, the Board of Directors has proposed to amend the 1998 Stock Plan to prohibit the repricing of stock options without stockholder approval. This amendment would prohibit the Board, or any committee administering the 1998 Stock Plan, from directly or indirectly reducing the exercise price of any outstanding option granted under the 1998 Stock Plan, including but not limited to by exchanging “underwater” options (options having an exercise price in excess of the then current market value of the Common Stock) for newly granted options at a lower exercise price.
     Section 409A. Finally, the Board of Directors has proposed amending the 1998 Stock Plan to incorporate necessary amendments to address and comply with the requirements of Section 409A of the Code. The American Jobs Creation Act of 2004 added a new section to the Code (“Section 409A”) covering certain “deferred compensation plans” within the meaning of Section 409A. Equity-based grants can, in certain circumstances, constitute deferred compensation plans within the meaning of Section 409A. Section 409A generally establishes very specific requirements that must be followed with respect to covered deferred compensation plans in order to avoid the imposition of an additional 20% federal income tax (plus interest) on the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the 1998 Stock Plan may constitute “deferred compensation within the meaning of and subject to Section 409A. The 1998 Stock Plan is intended to be interpreted and operated in accordance with Section 409A, including any regulations or guidance issued by the Treasury Department, and contains a number of provisions intended to avoid the imposition of additional tax on 1998 Stock Plan recipients under Section 409A. To the extent practicable, the Company intends that any awards granted under the 1998 Stock Plan will satisfy the requirements of Section 409A to avoid the imposition of the additional tax. The Board of Directors has proposed amended the 1998 Stock Plan in order to add provisions that will assist the Company in complying with Section 409A including, among other things, the authority to amend the 1998 Stock plan and outstanding awards to preserve the intended benefits of awards granted under the 1998 Stock Plan and to avoid the imposition of an additional tax under Section 409A.
Summary of the 1998 Stock Plan
     The major provisions of the 1998 Stock Plan are summarized below. The following summary does not purport to be complete and is qualified in its entirety by reference to the 1998 Stock Plan. The full text of the 1998 Stock Plan, as proposed to be amended subject to stockholder approval, is attached hereto as Appendix B.
     Awards. The 1998 Stock Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock awards, performance awards and other stock-based awards to officers, directors, employees, consultants and advisors of the Company and its subsidiaries.
     Shares Authorized. A total of 2,750,000 shares of Common Stock are currently authorized for issuance under the 1998 Stock Plan, which would be increased by the proposed amendments to 3,750,000 shares. The shares of Common Stock issuable under the 1998 Stock Plan may be authorized or unissued shares or treasury shares, including shares repurchased by the Company for purposes of the 1998 Stock Plan. If any shares subject to any award are forfeited or payment is made in the form of cash, cash equivalents or property other than shares, or an award otherwise terminates without payment being made to the participant in the form of shares, the shares subject to such awards will again be available under the 1998 Stock Plan.
     Administration. The 1998 Stock Plan is administered by the Board of Directors of the Company. The Board of Directors has the right to delegate the administration of the 1998 Stock Plan to a committee comprised of two or more directors who are not officers or employees of the Company or any its subsidiaries, and who meet certain other requirements under applicable federal securities law and federal tax law provisions. The members of the Board of Directors, or of any committee appointed by the Board of Directors, are eligible for awards under the 1998 Stock Plan. The Board of Directors is authorized to designate participants, determine the type and number of awards to be granted, set the terms, conditions and provisions of awards, cancel or suspend awards, prescribe forms of award agreements, interpret the 1998 Stock Plan, establish, amend and rescind rules and regulations related to the 1998 Stock Plan, and make all other determinations which may be necessary or advisable to the administration of the 1998 Stock Plan.
     Eligibility. Officers, directors, employees, consultants and advisers of the Company and its existing or future subsidiaries who, in the determination of the Board of Directors, are responsible for or contribute to the management, growth, profitability and successful performance of the Company and its subsidiaries are eligible to receive awards under the 1998 Stock Plan. All of the approximately 274 employees of the Company and its subsidiaries, all five directors of the Company, and all advisors and consultants of the Company are eligible to receive awards under the 1998 Stock Plan.
     Limitations. During any calendar year, the maximum number of shares of Common Stock that can be granted to any individual participant subject to awards under the 1998 Stock Plan is 100,000 shares.
     Stock Options. Under the 1998 Stock Plan, the Board of Directors is authorized to grant incentive stock options and non-qualified stock options. The exercise price of stock options is determined by the Board of Directors but may not be less than the fair market value of the Common Stock on the date of grant (or 110% of the fair market value in the case of an ISO granted to an employee beneficially owning more than 10% of the outstanding Common Stock). The Board of Directors may grant NQSOs to any eligible participant, but may grant ISOs only to employees. Stock options become exercisable at such time or times in whole or in part as determined by the Board of Directors, except that ISOs may not be exercised after the expiration of 10 years after the date of grant (5 years after grant in the case of ISO, granted to an employee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised by payment of the exercise price in cash, shares of Common Stock, exchange of outstanding awards or other property, or in any combination thereof having a fair market value equal to the exercise price, as the Board of Directors determines.
     Formula Grants of Stock Options to Non-Employee Directors. The 1998 Stock Plan currently provides for formula grants of NQSOs to Non-Employee Directors. See “Corporate Governance-Compensation of Directors” and “—Proposed Amendments—Eliminating Formula Grants to Non-Employee Directors” above. The proposed amendments would eliminate these formula grants and allow the Board of Directors to grant the number and type of equity awards it determined appropriate, in its discretion and based upon the recommendation of the Compensation Committee, and to change such arrangements from time to time. The Board of Directors desires to grant to the Compensation Committee the flexibility and discretion to determine the type and amount of equity awards under the 1998 Stock Plan to Non-Employee Directors just as it has the flexibility and discretion to determine the type and amount of equity awards to officers and employees. If the proposed amendments to the 1998 Stock Plan are adopted, the Compensation Committee intends to review the equity grants made to Non-Employee Directors and could recommend to the Board of Directors changes to the current equity awards as compensation to Non-Employee Directors. As of the date of this Proxy Statement, no new arrangements for awards under the 1998 Stock Plan have been adopted by the Board of Directors or recommended by the Compensation Committee.
     Prohibition on Repricing Stock Options. The proposed amendments would prohibit the direct or indirect repricing of outstanding stock options granted under the 1998 Stock Plan, without stockholder approval. For example, if the stockholders approve the proposed amendments to the 1998 Stock Plan, then the exercise price of options outstanding thereunder could not be reduced, and outstanding options could not be exchanged for options with a lower stock price, without stockholder approval.
     Stock Appreciation Rights. The Board of Directors is authorized to grant SARs either alone or in tandem with underlying stock options. SARs entitle the participant upon exercise to receive cash or shares of Common Stock (as determined by the Board of Directors) equal in value to the excess of the fair market value of the shares of Common Stock covered by the SAR on the date of exercise over the grant price of the SAR. The grant price for SARs is fixed by the Board of Directors but will not be less than the fair market value of the Common Stock on the date of grant. SARs are exercisable at such time or times in whole or in part as determined by the Board of Directors, except that they may not be exercised after the expiration of 10 years from the date of grant.
     Restricted Stock. The 1998 Stock Plan also authorizes the award of restricted stock. An award of restricted stock is an award of shares of Common Stock that is subject to such restrictions as the Board of Directors determines. The restricted stock vests and may be disposed of by the participant only after such restrictions lapse in whole or in installments as the Board of Directors determines. Restricted stock awards may be subject to forfeiture if, for example, the participant’s employment terminates before the award vests. A participant receiving restricted stock has all the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless the Board of Directors otherwise determines. The Board of Directors, in its sole discretion, may waive or accelerate the lapsing of restrictions in whole or in part.
     Deferred Stock. The 1998 Stock Plan also authorizes the Board of Directors to make deferred stock awards, generally consisting of a right to receive shares of Common Stock at the end of specified deferral periods. Awards of deferred stock are subject to such limitations as the Board of Directors may impose, which limitations may lapse at the end of the deferral period in installments or otherwise. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the restriction or deferral period, restricted stock or deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the Board of Directors.
     Bonus Shares and Awards in Lieu of Obligations. The Board of Directors is authorized under the 1998 Stock Plan to grant shares of Common Stock to eligible persons as a bonus or in lieu of obligations (such as salary requirements) to pay cash or deliver other property, subject to such terms as determined by the Board of Directors.
     Performance Awards. Under the 1998 Stock Plan, the Board of Directors may make a performance award, which is an award of a number of units that represents the right to receive a specified number of shares of Common Stock or cash, or both, upon satisfaction of certain specified performance criteria, subject to such terms and conditions as the Board of Directors determines. Performance awards will be earned to the extent such performance goals established by the Board of Directors are achieved over a period of time specified by the Board of Directors. The performance objectives may vary from participant to participant, group to group and period to period. The performance objectives for awards intended to constitute “qualified performance-based compensation” (see discussion below under the heading “Certain Federal Income Tax Consequences”) will be based upon one or more of the following: earnings per share; revenues; cash flow; return on investment; return on net assets, assets, capital or equities; economic value added; operating margins; net income; pre-tax earnings; pre-tax earnings before interest, depreciation and amortization; pre-tax operating earnings after interest expense and before extraordinary or special items; operating earnings; total stockholder returns; price of the shares (and changes thereof); and any of the above goals as compared to the performance of a published or special index deemed applicable by the Board of Directors including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. The Board of Directors has the discretion to determine the value of each performance award, to adjust the performance goal as it deems equitable to reflect events affecting the Company or changes in law or accounting principles or other factors, and to determine the extent to which performance awards that are earned may be paid in the form of cash, deferred cash, shares of Common Stock or other awards or property, or combination thereof, as determined by the Board of Directors.
     Dividend Equivalents. The Board of Directors is authorized to grant dividend equivalents conferring on a participant the right to receive, quarterly or on a deferred basis, interest or dividends, or interest or dividend equivalents. Dividend equivalents may be paid directly to a participant or may be reinvested under the 1998 Stock Plan.
     Other Stock-Based Awards. In order to enable the Company to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 1998 Stock Plan authorizes the Board of Directors to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to securities of the Company. The Board of Directors shall determine the terms and conditions of such awards, including the consideration paid for awards as purchase rights, which consideration generally may not be less than the fair market value of the Common Stock on the date that the purchase right is granted. These awards may include, without limitation, performance shares and restricted stock units that entitle the participant to receive, upon satisfaction of performance goals or other conditions, a specified number of shares of Common Stock or the cash equivalent thereof.
     Transferability of Options. Under the 1998 Stock Plan, awards are generally not assignable or transferable by a participant, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, except to the Company under the terms of the 1998 Stock Plan, and except that, upon approval by the Board of Directors, NQSOs and SARs may be transferred by participants to immediate family members, to trusts for the benefit of immediate family members and to partnerships or similar entities in which such participant and his or her immediate family members are the sole parties or members.
     Acceleration of Awards Upon Change in Control. The 1998 Stock Plan provides that in the event of a “change in control” of the Company (as defined in the 1998 Stock Plan and subject to limitations due to Section 409A of the Code), all outstanding awards under the 1998 Stock Plan, regardless of any limitations or restrictions, will immediately vest and become fully exercisable, and all restrictions applicable to outstanding restricted stock, performance awards and other stock-

based awards will lapse, unless otherwise provided by the Board of Directors at the time of grant of the award or unless waived or deferred by the participants. In the event of a change in control of the Company, with certain exceptions, participants may elect to surrender any outstanding award and receive in satisfaction thereof a cash, stock or other payment equal to the value of their outstanding awards based on the “change in control price” (as defined in the 1998 Stock Plan), which is generally the highest price paid or offered for the Common Stock during the preceding 60-day period, of the shares of Common Stock subject to the award or of the fair market value of any property other than shares of the Company relating to such award, except that with respect to an ISO or an SAR granted in tandem with an ISO, the cash payment will be based on the fair market value of the shares subject to the ISO or SAR on the date on which the change in control occurred.
     Amendment and Termination of the 1998 Stock Plan. The Board of Directors has the right to amend, alter, suspend, discontinue or terminate the 1998 Stock Plan at any time without the consent of the stockholders or participants, except that (i) stockholder approval of such action will be required if such approval is required by any federal or state law or regulation or stock exchange or stock market rule, regulation or policy, or if the Board of Directors in its discretion determines that obtaining such stockholder approval is advisable, and (ii) subject to the terms of the 1998 Stock Plan, no amendment or termination of the 1998 Stock Plan may materially and adversely affect the rights of a participant under any award granted under the 1998 Stock Plan without the consent of the affected participant. Unless earlier terminated by the Board of Directors, no award may be granted under the 1998 Stock Plan after June 12, 2008.
     If the Board of Directors or the Committee, if any, determines that any awards made under the 1998 Stock Plan will be taxable to a participant under Section 409A, then prior to exercise of stock options or stock appreciation rights by such participant or payment of other awards to such participant, the Board of Directors or the Committee, if any, may amend the 1998 Stock Plan and any outstanding awards, including retroactively, if the Board of Directors or the Committee, if any, determines it is necessary or appropriate to do so to preserve the intended tax treatment of the awards granted under the 1998 Stock Plan. The Board of Directors or the Committee, if any, also may take other actions it determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A.
Summary of Federal Income Tax Consequences
     The following is a brief summary of the principle federal income tax consequences of certain kinds of awards that may be granted under the 1998 Stock Plan. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the applicable treasury regulations promulgated thereunder, judicial authority and administrative ruling and practice, all as in effect on the date hereof. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time, and such changes could alter or modify the statements and conclusions set forth below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular participant in light of such participant’s personal investment circumstances or participants subject to special treatment under the federal income tax laws. The summary also does not address the effects of foreign, state or local tax consequences. The 1998 Stock Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. Participants of grants of awards under the 1998 Stock Plan should consult with their personal tax advisors with respect to such grants and transactions in awards and shares acquired pursuant to the 1998 Stock Plan.
     ISOs. A participant who is granted an ISO will generally not recognize any taxable income at the time the ISO is granted or exercised, so long as the participant has been an employee of the Company or any of its subsidiaries from the date the ISO was granted until three months before the date of exercise (one year if the employee is disabled), but the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price is an adjustment item for purposes of the alternative minimum tax. If the participant holds the shares of Common Stock received upon the exercise of the ISO for at least one year after the date of exercise and two years after the date of grant (the “holding period”), then any difference between the amount realized upon the disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the participant. The Company will not have any tax consequences from the grant or exercise of an ISO (except as discussed below) if the participant satisfies the holding period requirements.
     If a participant exercises an ISO but does not satisfy the holding period requirements set forth above, the participant generally will recognize ordinary income in the year of disposition of the shares of Common Stock acquired upon the exercise of an ISO equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option exercise price, and any excess of the amount realized on such disposition over the fair market value of the Common Stock on the date of exercise will be taxed as long-term or short-term capital gain, as applicable. If the participant disposes of the shares of Common Stock prior to the satisfaction of the holding period requirements but the amount realized is less than the fair market value of the Common Stock on the date of exercise, the participant will recognize ordinary income equal only on the excess of the amount realized upon the disposition of the shares over the option exercise price. In either event, the Company will be entitled to a tax deduction in an amount equal to the amount constituting ordinary income to the participant.
     If a participant exercises an ISO by tendering shares of Common Stock (other than the shares acquired upon the exercise of an ISO and not held for the requisite holding period set forth above) in payment of all or part of the option exercise price, the participant will not be required to recognize any taxable income from the exchange and option exercise, and the participant’s tax basis and holding period (for capital gain purposes) for the tendered shares of Common Stock will be treated as a substituted basis for the shares received upon the exercise of the ISO. If the participant uses shares received pursuant to the exercise of an ISO as to which the participant had not satisfied the applicable holding period requirements, the exchange will be treated as a taxable disqualifying disposition of the exchanged shares, with the result of the excess of the fair market value of the shares tendered over the participant’s basis in such shares would be taxable.
     NQSOs. A participant who is granted an NQSO will not recognize any taxable income, and the Company will not have any tax consequences, at the time the NQSO is granted. In general, upon the exercise of a NQSO, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option exercise price, and the Company will be entitled to a tax deduction in the same amount in the year the participant exercises the NQSO. Upon subsequent disposition of shares of Common Stock acquired upon the exercise of a NQSO, a participant will have a capital gain or loss equal to the difference between the amount realized on the disposition and the participant’s tax basis in the shares, which is generally the amount paid for the shares plus the amount treated as ordinary income at the time the NQSO was exercised. Such capital gain or loss will be long-term if the participant’s holding period is longer than one year, and short-term otherwise. The participant’s taxable disposition of the shares of Common Stock acquired upon the exercise of a NQSO will not result in any additional tax consequences to the Company.
     SARs. The grant of a SAR will create no federal income tax consequences for the participant or the Company. When a participant exercises a SAR, the amount of any cash received and the fair market value on the date of exercise of any shares of Common Stock received will constitute ordinary income to the participant, and the Company will be entitled to a tax deduction in the same amount in the year of exercise.
     Restricted Stock. The federal income tax consequences of restricted stock awards depend upon the restrictions imposed on the restricted stock. In the absence of an election under Section 83(b) of the Code election by a participant, the grant of restricted stock will not result in taxable income to the participant or entitle the Company to a tax deduction in the year of grant if the restricted stock received is subject to a substantial risk of forfeiture and is either non-transferable or after transfer remains subject to such substantial risk of forfeiture. In such case, a participant must recognize ordinary income equal to the fair market value of the restricted stock received as of the first date the restricted stock becomes either transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. However, a participant may, in his or her discretion, make a Section 83(b) election to recognize as ordinary income the value of the restricted stock as of the date of receipt rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture. The Company generally will be entitled to a tax deduction in the amount of the fair market value of the restricted stock transferred to the participant in the year the participant recognizes ordinary income. Prior to the lapse of restrictions, dividends paid on restricted stock will be taxable to the participant as ordinary income in the year such restricted stock is received free of restrictions, and the Company will be entitled to a tax deduction in the same amount.
     Performance Awards. A participant who receives a performance award of shares of Common Stock will generally recognize ordinary income in the year the award is received equal to the fair market value of the Common Stock on the date of award. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant in the year such income is recognized.
     Other Stock-Based Awards. A participant will recognize ordinary income equal to the amount of any cash payments or the fair market value of any Common Stock or other property a participant receives in connection with other stock-based awards (less any amounts paid by the participant) in the year the stock based award is received or made available to the participant without substantial restrictions or risk of forfeiture in a manner consistent with the treatment of restricted stock. The Company generally will be entitled to a tax deduction in the same amount and at the same time the participant recognizes such ordinary income.

     Section 162(m). Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the 1998 Stock Plan) by a public company to the chief executive officer and to the four other most highly compensated executive officers of the Company to no more than $1,000,000 per person. This limit, however, does not apply to “qualified performance-based compensation.” The Company generally intends to structure any stock options and other awards granted under the 1998 Stock Plan that might be affected by Section 162(m) of the Code to comply with the performance-based compensation exemption to the deductibility limit.
     Section 409A. The tax consequences described above assume that an award is not subject to or does not violated the requirements of Section 409A. Stock options and restricted stock awards that comply with the terms of the 1998 Stock Plan and do not have a deferral feature, and are not amended, are generally exempt from the application of Section 409A of the Code, which is applicable to deferred compensation plans within the meaning of Section 409A. Awards that do not comply with Section 409A can result in the value of the deferred compensation being currently includable in the service provider’s federal income tax purposes and being taxed at the service provider’s marginal federal income tax rate plus an additional 20%, and interest and penalties may be included
     Section 16 Persons. Special rules apply to a participant who is subject to Section 16 of the Exchange Act.
Accounting Treatment
     Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“SFAS 123(R)”), the Company has been required to recognize all share-based payments, including grants of stock options and restricted stock, in the Company’s financial statements since January 1, 2006. Accordingly, stock options that are granted to employees of the Company and to Non-Employee Directors will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will have to be charged as stock-based compensation expense over the designated vesting period of the award. Similar option expensing is required for the portion of any options that were unvested and outstanding on January 1, 2006, with the grant date fair value of those unvested options to be expensed against reported earnings over the remaining vesting period.
     For shares issuable upon the vesting of restricted stock awarded under the 1998 Stock Plan, the Company will be required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time will be charged against earnings ratably over the vesting period. Such accounting treatment for restricted stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to earnings equal to the fair market value of the bonus shares on the issuance date. Stock options and stock appreciation rights granted to non-employee consultants will result in a direct charge to earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, such charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.
New Plan Benefits
     The grant of awards under the 1998 Stock Plan to eligible directors, officers, employees, consultants and advisors, including the Named Executive Officers, is subject to the discretion of the Board of Directors, other than the provision for formula stock option grants to Non-Employee Directors, which provision will be deleted from the 1998 Stock Plan if the proposed amendments are approved by the stockholders. For a description of the options granted during fiscal 2005 to the Named Executive Officers under the 1998 Stock Plan, please see the “Summary Compensation Table” and the Option Grants in Last Fiscal Year” table above under “Executive Compensation.” As of the date of this Proxy Statement, no determination has been made as to which or how many of the persons eligible to receive awards under the 1998 Stock Plan will receive future awards under the 1998 Stock Plan if the proposed amendments are adopted and approved by the stockholders, except that it is the current intention of the Board of Directors (subject to change upon the recommendation of the Compensation Committee) to grant stock options to the Non-Employee Directors on the date of the Annual Meeting on the same basis as stock options were granted in fiscal 2005. See “Corporate Governance—Compensation of Directors.” Accordingly, except as otherwise provided above, the benefits or awards that will be received by or allocated to persons under the 1998 Stock Plan in the future are not presently determinable.
     The following table sets forth the stock options to be granted to the Non-Employee Directors under the 1998 Stock Plan during 2006 if the proposed amendments are adopted and approved by the stockholders, assuming that (i) the current nominee for director is re-elected at the Annual Meeting, and (ii) the Non-Employee Directors receive options under the 1998 Stock Plan during 2006 on the same basis as they received awards during 2005:
1998 Stock Plan

		Number of Shares
Name (or Group) and Position	Dollar Value ($)	Subject to Options
All current directors who are not executive officers, as a group (3 persons)	$108,000	(1)

(1)	During 2005, each Non-Employee Director received stock options equal to the rate of the annual retainer for services as a Non-Employee Director in effect on the date of grant (which for 2006 is $36,000 per Non-Employee Director) divided by the fair market value of the Common Stock on the date of grant (based on the closing sale price of the Common Stock as reported on the American Stock Exchange on such date), which will also the exercise price of such stock options, and which is not determinable as of the date of this Proxy Statement. In addition, the compensation of Non-Employee Directors is subject to change from time to time at the discretion of the Board of Directors, upon the recommendation of the Compensation Committee.
Vote Required
     The approval of the proposed amendments to the 1998 Stock Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.
Recommendation
     The Board of Directors unanimously recommends that stockholders vote “FOR” the adoption and approval of the proposed amendments to the 1998 Stock Plan. Proxy cards signed and timely returned to the Company will be so voted, unless contrary instructions are specified thereon.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Auditors Proposal
     The Audit Committee of the Board of Directors of the Company has appointed Hein & Associates LLP (“Hein”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.
     On September 30, 2004, the Company engaged Hein to serve as the independent registered public accounting firm of the Company and dismissed Deloitte & Touche LLP (“Deloitte”). The change in independent registered public accounting firms was approved by the Audit Committee of the Board of Directors. Deloitte audited the Company’s financial statements as of and for fiscal 2003 and for all prior fiscal years of the Company, and Hein audited the Company’s financial statements as of and for fiscal 2004 and fiscal 2005.
     The audit report of Deloitte on the Company’s consolidated financial statements as of and for fiscal 2003 did not contain an adverse opinion or a disclaimer of opinion, and such audit report was not qualified or modified as to any uncertainty, audit scope or accounting practice.
     During fiscal 2003 and subsequent interim periods through the date the Company changed independent registered public accounting firms, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report. In addition, during those same periods, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred, and the Company did not consult with Hein regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Item 304(a)(2) of Regulation S-K.
     Stockholder ratification of the appointment of Hein as the Company’s independent registered public accounting firm is not required by the Company’s By-Laws or any other applicable legal requirement. However, the Audit Committee is submitting the appointment of Hein to the stockholders for ratification as a matter of good corporate governance. If the stockholders do not ratify the appointment of Hein, then the Audit Committee will reconsider the appointment. Even if the appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm for the fiscal year ending December 31, 2006 at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
     One or more representatives of Hein are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Fees Billed to the Company by Independent Registered Public Accounting Firms
     The aggregate fees for professional services rendered to the Company by Deloitte in fiscal 2004 prior to its dismissal and for professional services rendered by Hein in fiscal 2004 and fiscal 2005 were as follows:

	Fiscal 2004 Fees		Fiscal 2005 Fees
	Hein	Deloitte	Hein
Audit Fees (1)	$100,000	$20,000	$120,000
Audit-Related Fees (2)	16,939	21,683	23,192
Tax Fees (3)	20,295	0	22,800
All Other Fees	0	0	0

Total	$137,234	$41,683	$165,992

(1)	“Audit Fees” represents fees billed for professional services rendered for the audits of the Company’s consolidated annual financial statements and for the reviews of the Company’s consolidated interim financial statements included in the Company’s Quarterly Reports on Form 10-Q.

(2)	“Audit-Related Fees” represents fees billed for professional services rendered by Deloitte in connection with two registration statements filed by the Company with the SEC in connection with a private placement transaction, and for professional services rendered by Hein relating to the audit of the Company’s 401(k) plan and the audit of MM 1995-2, an unconsolidated affiliate.

(3)	“Tax Fees” represents fees billed for professional services rendered by Hein for tax compliance, tax advice and tax planning for the Company and for MM 1995-2.
     The Audit Committee has determined that the provision of non-audit services by Hein in fiscal 2004 and 2005 was compatible with maintaining their independence.
Audit Committee Pre-Approval Policy
     The Audit Committee has adopted a policy that requires the Audit Committee to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee may delegate this pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting. In accordance with this pre-approval policy, all professional services provided by the Company’s independent registered public accounting firm during fiscal 2005 were pre-approved by the Audit Committee.
Vote Required
     The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment by the Audit Committee of the Board of Directors of Hein as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.
Recommendation
     The Audit Committee and the Board of Directors recommend that stockholders vote FOR the ratification of the appointment of Hein as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. Proxy cards signed and timely returned to the Company will be so voted, unless contrary instructions are specified thereon.

REPORT OF THE AUDIT COMMITTEE
     The Audit Committee of the Board of Directors of the Company consists of three members of the Board of Directors. Each member of the Audit Committee is independent under the Standards of Director Independence adopted by the Board of Directors and the current listing standards of the American Stock Exchange. The Audit Committee operates under a formal written charter, which was amended and restated by the Board of Directors on March 20, 2006. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
     The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for establishing and maintaining the integrity of the Company’s accounting and financial reporting processes, including its system of internal controls, the audit process, and the process for monitoring compliance with laws and regulations and ethical business standards. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual consolidated financial statements in accordance with generally accepted auditing standards, and expressing an opinion and issuing a report as to the conformity of such financial statements with generally accepted accounting principles. The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to monitor and oversee the quality and integrity of these financial reporting processes. Additionally, the Audit Committee has the sole authority to appoint, retain, fix the compensation of, and oversee, the Company’s independent registered public accounting firm and for the prior approval of the nature and scope of and the fee arrangements for audit and permitted non-audit services by the Company’s independent registered public accounting firm.
     In discharging its oversight responsibilities, the Audit Committee has reviewed, and has met and held discussions with management and with Hein & Associates LLP (“Hein”), the Company’s independent registered public accounting firm, regarding the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2005. The Audit Committee has also discussed with Hein the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and Statement on Auditing Standards No. 90, Audit Committee Communications, each as modified or supplemented. The Audit Committee has met with Hein, with and without management present, to discuss and review the results of their examination of the Company’s financial statements and the overall quality, not just the acceptability, of the Company’s financial reports and accounting principles. The Audit Committee has also considered and discussed with management and Hein other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.
     In addition, the Audit Committee has received from Hein the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented. The Audit Committee has discussed with Hein their independence from the Company and its management and has considered the compatibility of non-audit services performed by Hein with their independence.
     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.
     In addition, the Audit Committee has appointed Hein as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and recommends that stockholders ratify that appointment.
     The members of the Audit Committee are not professional accountants or members of a registered public accounting firm, and as specified in its charter it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. In discharging its duties, the Audit Committee has relied on (i) management’s representation that the annual consolidated financial statements of the Company were prepared with integrity and objectivity and in accordance with generally accepted accounting principles, and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Audit Committee

Anthony D. Pell, Chairman
Basil M. Briggs
Kevin P. Collins

PERFORMANCE GRAPH
     The following graph compares the cumulative total stockholder return for the five year period ended December 31, 2005 on the Company’s Common Stock with the Nasdaq Stock Market (U.S.) Index (the “Nasdaq U.S. Index”), a peer group of companies discussed below (the “Peer Group”) and the S&P 500 Oil & Gas Equipment and Service Index. The measurement dates are the last trading day of each of the Company’s fiscal years in the five year period. The graph assumes that $100 was invested on December 31, 2000 in the Common Stock of the Company, the Nasdaq U.S. Index, the Peer Group and the S&P 500 Oil & Gas Equipment and Services Index, and that any dividends were reinvested. With respect to companies in the Peer Group, the returns of each company have been weighted to reflect relative stock market capitalization at the beginning of each year. The stock price performance shown on the following graph is historical and not necessarily indicative of future stock price performance.

	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04	12/30/05
Metretek Technologies, Inc.	$100.00	61.00	26.00	144.00	265.00	895.00

Nasdaq U.S. Index	$100.00	79.32	54.84	81.99	89.22	91.12

Peer Group	$100.00	77.92	68.92	98.81	108.00	117.83

S&P 500 Oil & Gas Equipment and Services Index	$100.00	66.56	58.92	73.49	96.91	143.98

     Prior to this year, for comparison purposes the Company had utilized the S&P 500 Oil & Gas Equipment and Services Index, which includes companies with businesses similar to Southern Flow and Metretek Florida. However, due to the significant growth of PowerSecure over the past year and its current and expected future importance to the Company’s business and consolidated financial results, and accordingly to investors, the Company believes it is more appropriate and meaningful to utilize an index that includes companies in businesses and markets more similar to PowerSecure’s distributed energy business. The Distributed Energy Stock Index (the “DESI”) was created by the Distributed Energy Financial Group LLC in 2005 and includes companies in the distributed energy and technology industry, including the Company. However, because the DESI was recently created, for purposes of this Proxy Statement the Company has created the Peer Group, which consists of the companies currently included in the DESI, in order to provide comparative performance of those companies during the requisite five year period.
     The Peer Group consists of the following companies that currently comprise the companies included in the DESI: Capstone Turbine Corporation, Cooper Cameron Corporation, Cummins, Inc., Ingersoll-Rand, Active Power, Inc., American Power Conversion Corporation, Beacon Power Corporation, C&D Technologies, Inc. , Electro Energy, Inc. , Maxwell Technologies, Inc., Power One, Inc. , DayStar Technologies Inc., Distributed Energy Systems Corporation, Energy Conversion Devices, Inc., Evergreen Solar, Spire Corporation, Echelon Corporation, Emerson Electric Company, Intergraph Corporation, Itron, Inc., O2Micro International, Limited, SatCon Technologies Corporation, American Superconductor Corporation, Applied Films Corporation, ATS Automation Tooling Systems, Inc., IMPCO Technologies, Inc., International Rectifier Corporation, Mechanical Technologies, Inc., Power Integrations, Inc., Quantum Fuel Systems Technology, UQM Technologies and Metretek Technologies, Inc.

INCORPORATION BY REFERENCE
     To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Compensation Committee on Executive Compensation,” “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) and “Performance Graph” will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, information contained on or connected to the Company’s website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or incorporated into any other filing that the Company makes with the SEC.
ANNUAL REPORT
     The Company’s 2005 Annual Report to Stockholders, which contains the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and includes the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2005, accompanies this Proxy Statement but is not a part of this Proxy Statement or the Company’s proxy solicitation materials. The Company will provide, without charge, additional copies (without exhibits) of its 2005 Annual Report to any stockholder upon receipt of a written request, addressed to Metretek Technologies, Inc., 303 East 17th Avenue, Suite 660, Denver, Colorado 80203, attention: Corporate Secretary.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s directors and executive officers, and beneficial owners of more than 10% of the outstanding Common Stock, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5, and to furnish the Company with copies of all such reports that they file. Based solely upon its review of the copies of such forms received by the Company, the Company believes that, during fiscal 2003, all reports required by Section 16(a) to be filed by such persons were timely filed, except that one report of one transaction by each of Messrs. Briggs, Pell, Hinton and Bernard, and one report of one transaction by Gruber & McBaine Capital Management, LLC, was inadvertently filed late.
STOCKHOLDER PROPOSALS
     Stockholders of the Company may submit proper proposals for consideration at the Company’s annual meetings of stockholders by submitting their proposals in writing to the Company in a timely manner and otherwise in compliance with federal and state laws and regulations and the Company’s By-Laws.
Proposals to be Included in the Company’s Proxy Materials
     In order to be considered for inclusion in the Company’s proxy materials for the 2007 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company on or before January 17, 2007, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act (“Rule 14a-8”). The timely submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy materials for the 2007 annual meeting.
Other Proposals and Nominations
     The Company’s By-Laws establish advance notice procedures that stockholders must follow in order to nominate directors or to bring other business before an annual meeting of stockholders that will not be included in the Company’s proxy materials pursuant to Rule 14a-8. These advance notice procedures require that, among other things, notice of a director nomination or other business must be submitted in writing to the Secretary of the Company and received not less than 45 days nor more than 150 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior annual meeting, unless the date of the annual meeting is changed by more than 30 days from the anniversary of the date of the prior annual meeting. For director nominations or other business to be properly brought before the 2007 annual meeting, a stockholder must deliver written notice to the Secretary of the Company no sooner than December 18, 2006 and no later than April 2, 2007. However, if the date of the 2007 annual meeting is changed by more than 30 days from the date of the 2006 annual meeting, then the notice must be received not later than the later of 75 days before the date of the 2006 annual meeting or 10 days following the date on which public announcement of the date of the 2007 annual meeting is first made.
     The notice must contain the information specified in the By-Laws concerning the matters to be brought before such annual meeting and concerning the stockholder proposing such matters, including the name, address, number of shares beneficially owned and any material interest of the stockholder making the proposal. Notice of a director nomination must include information on various matters regarding the nominee, including the nominee’s name, age, business and residence addresses, principal occupation and security holdings and any arrangements between the stockholder and the nominee. Notice of other business must include a description of the proposed business, the reasons therefor and other specified matters. A copy of the relevant provisions of the Company’s By-Laws may be obtained by a stockholder, without charge, upon written request to the Secretary of the Company.
Notice and Other Information
     All notices of nominations and proposals by stockholders, whether or not to be included in the Company’s proxy materials, must be sent to Metretek Technologies, Inc., 303 East 17th Avenue, Suite 660, Denver, Colorado 80203, attention: Corporate Secretary. Any stockholder proposal must also comply with all other applicable provisions of the Company’s Second Restated Corporate Certificate of Incorporation and By-Laws, the Exchange Act (including the rules and regulations thereunder), and Delaware law. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. If the Company does not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors of the Company for the 2007 annual meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any such proposal submitted outside of Rule 14a-8.
OTHER MATTERS
     As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card in accordance with their best judgment.

By Order of the Board of Directors

Gary J. Zuiderveen
Secretary
May 17, 2006
Denver, Colorado

Appendix A
METRETEK TECHNOLOGIES, INC.
AUDIT COMMITTEE CHARTER
Amended and Restated as of March 20, 2006
Purpose
     The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Metretek Technologies, Inc., a Delaware Company (the “Company”), is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s system of internal control over financial reporting and disclosure controls and procedures; (iii) the quality and integrity of the Company’s auditing, accounting and financial reporting processes generally; (iv) the Company’s independent registered public accounting firm (“independent auditors”), including its engagement, compensation, qualifications, independence and performance; and (v) the Company’s compliance with legal and regulatory requirements. In addition, the Committee shall prepare annually the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s proxy statement for its annual meeting of stockholders.
Structure and Membership
     1. Number. The Committee shall consist of at least three members of the Board, with the exact number to be fixed from time to time by the Board.
     2. Independence, Financial Literacy and Other Qualifications. Each member of the Committee shall meet the independence, expertise and other requirements of (i) Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) all applicable rules, regulations and requirements promulgated by the SEC, and (iii) all applicable rules, regulations and other requirements of any stock exchange or stock market on which the Company’s securities are from time to time listed or traded, as may be in effect from time to time (the “Applicable Exchange Requirements”).
     Each member of the Committee shall be (i) free from any relationship that, in the opinion of the Board, may interfere with the exercise of his independent judgment as a member of the Committee or his independence from management and the Company, and (ii) able to read and understand fundamental financial statements, or become able to so within a reasonable period of time after his appointment to the Committee. At least one member of the Committee shall, in the judgment of the Board, be an “audit committee financial expert,” as such term is defined by the SEC and by Applicable Exchange Requirements, and at least one member of the Committee (who may also serve as the audit committee financial expert) shall, in the judgment of the Board, have accounting or related financial management expertise, experience or sophistication as is required by Applicable Exchange Requirements. No member of the Committee shall have participated in the preparation of the financial statements of the Company for the three years preceding service served on the Committee.
     Notwithstanding the foregoing, if permitted under the Applicable Exchange Requirements, one director who is not a current officer or employee (or an immediate family member of such officer or employee) of the Company, but who is nonetheless not “independent” for the purposes of the Applicable Exchange Requirements, may serve in the Committee for no more than two years, if the Board determines, under exceptional and limited circumstances, that membership on the Committee by the director is required by the best interests of the Company and its stockholders, and the Board discloses, in the Company’s next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Such person must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Committee. The use of this “exceptional and limited circumstances” exception, as well as the nature of the individual’s relationship to the company and the basis for the board’s determination, shall be disclosed in the annual proxy statement.
     In addition, and subject to Applicable Exchange Requirements, if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, his membership on the Committee may continue until the earlier of the Company’s next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company is not already relying on this provision, and falls out of compliance with the requirements regarding Committee composition due to a single vacancy on the Committee, then the Company will have until the earlier of the next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to comply with this requirement and subject to Applicable Exchange Requirements. The Company shall provide notice to any applicable stock exchange or stock market immediately upon learning of the event or circumstance that caused the non-compliance, if it expects to rely on either of these provisions for a cure period.
     3. Selection, Removal and Vacancies. The members of the Committee shall be appointed annually by the Board and shall serve until their respective successors are duly appointed, or until their earlier death, resignation or removal. Members of the Committee may be removed by the Board at any time, with or without cause, and shall be deemed to be automatically removed if they fail to meet the requirements and qualifications set forth in this Charter. Vacancies on the Committee shall be filled by the Board.
     4. Chairman. The Chairman of the Committee shall be appointed by the Board, provided that if the Board fails to make such appointment, then the members of the Committee may elect a Chairman of the Committee by majority vote of the members of the Committee.
     5. Subcommittees. The Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time. Each such subcommittee shall consist of one or more members of the Committee. Any such subcommittee shall be formed and operate in compliance with any Applicable Exchange Requirements.
     6. Compensation. The compensation of Committee members shall be as determined by the Board. No member of the Committee may accept, directly or indirectly, any compensation from the Company, other than fees paid for services as a member of the Board or a committee of the Board.
Meetings and Procedures
     1. Frequency of Meetings. The Committee shall meet (in person or by telephone) as often as it deems necessary or appropriate in order to perform its responsibilities, but not less than quarterly. The Committee shall meet periodically with management, the internal accountants and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. The Committee shall meet quarterly with the independent auditors and management to review the Company’s quarterly financial statements, and the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, prior to the filing of the Quarterly Report on Form 10-Q or prior to the release of earnings reports.
     2. Meeting Formalities. A majority of the members of the Committee shall constitute a quorum for a meeting. When a quorum is present, the act of a majority of the members of the Committee present at a meeting shall constitute the act of the Committee. The Committee may take actions by unanimous written consent of its members in lieu of a meeting. The Chairman of the Board, the Chief Executive Officer of the Company (if different), the Chairman of the Committee, the Board, any two members of the Committee, or the Chief Financial Officer of the Company may call meetings of the Committee. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.
     3. Taking Action by Unanimous Written Consents in Lieu of Meetings. The Committee may take actions by unanimous written consent of its members in lieu of a meeting.
     4. Rules of Procedure. The Committee may from time to time establish and modify its own rules of procedure, provided such rules are consistent with this Charter.
     5. Reports to Board. The Committee shall provide regular reports to the Board with respect to its meetings.
     6. Attendance of Company Representatives. The Committee may request that any director, officer or employee of the Company, or any other persons whose advice and counsel are sought by the Committee, such as the Company’s outside counsel or independent auditors, attend any meeting of the Committee or meet with any members of, or consultants to or advisors of, the Committee.
     7. Charter. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Authority and Resources
     1. Generally. The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities.
     2. Access to Company Property. The Committee shall have full access to all Company books, records, facilities, personnel and outside advisors.
     3. Independent Advisors. The Committee shall have the authority, without further action by the Board, to engage to retain independent legal counsel, accounting or other consultants or experts as it deems necessary or appropriate to advise the Committee and to assist the Committee in the fulfillment of its responsibilities and duties, at the Company’s expense. The Committee may also utilize the services of the Company’s regular counsel and other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors engaged by the Committee.
     4. Investigations. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered, without further action by the Board, to retain independent counsel, accountants or other advisors as the Committee deems necessary or appropriate to advise the Committee and to assist the Committee in any investigation or in the performance of its functions and duties, at the Company’s expense. The Committee shall have full access to all Company books, records, facilities, personnel and outside advisors.
Responsibilities and Duties
     To fulfill its responsibilities and duties, the Committee shall:
A.	Financial Statements and Disclosure
1.	Review and discuss with management, the internal accountants and the independent auditors (i) the Company’s audited annual financial statements, including the related notes thereto, (ii) the independent auditors’ report thereon, and (iii) the Company’s disclosures with respect thereto under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and recommend to the Board whether the annual financial statements of the Company should be included in the Company’s Annual Report on Form 10-K, prior to filing the Annual Report on Form 10-K and publicly releasing annual earnings.

2.	Review and discuss with management, the internal accountants and the independent auditors the Company’s quarterly financial statements, including the related notes thereto, and the Company’s disclosures with respect thereto under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, prior to filing the Quarterly Report on Form 10-Q and publicly releasing quarterly earnings.

3.	Review and discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP financial information and earnings guidance, prior to public disclosure thereof.

4.	Review and discuss with management, the internal accountants and the independent auditors, and the Company’s counsel, as appropriate, any legal and regulatory matters that may have a material impact on the Company’s financial statements.

5.	Review and discuss with management, the internal accountants and the independent auditors any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements including any significant changes in the selection or application of accounting principles.

6.	Review and discuss with management, the internal accountants and the independent auditors any off-balance sheet transactions, special purpose entities and transactions with affiliated companies.

B.	Independent Auditors
1.	Have the sole authority and responsibility for the appointment, setting of compensation and other engagement terms, oversight and evaluation of performance and, where appropriate, termination and replacement of the independent auditors.

2.	Have the sole authority and responsibility to pre-approve all audit and permissible non-audit services to be provided to the Company by the independent auditors, including the fees and terms of all audit and non-audit services (except for permitted de minimus non-audit services) by the independent auditors, in each case as may be permissible and compatible with the independence of the independent auditors.

3.	Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

4.	Evaluate the performance of the independent auditors.

5.	Review and discuss with management, the internal accountants and the independent auditors (i) any significant risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies, and (ii) any significant audit findings identified by the independent auditors.

6.	Be available during the course of the audit or at other times discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

7.	Receive copies of the annual comments from the independent auditors on accounting procedures and systems of control, subsequent to the completion of the audit, and review with the independent auditors any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company.

8.	On an annual basis, obtain from and review with the independent auditors written disclosure delineating all relationships between the independent auditors and the Company and its affiliates and their potential impact on independence, including the written disclosure and letter required by Independence Standards Board (“ISB”) Standard No. 1, as it may be modified or supplemented, and discuss with the independent auditors any relationships or services disclosed in this letter that may impact their independence.

9.	On an annual basis, obtain from and review with the independent auditors a report regarding: (i) the independent auditors’ internal quality control procedures, (ii) any material issues raised by the most recent quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the independent auditors, and (iii) any steps taken to deal with any such issues.

10.	Inform the independent auditors that they are ultimately accountable to the Committee.

11.	Periodically discuss with the independent auditors out of the presence of management the Company’s internal controls, including their recommendations, if any, for improvements in the Company’s internal controls and the implementation of such recommendations, the fullness and accuracy of the Company’s financial statement and the other matters required to be discussed by SAS No. 61, as it may be modified or supplemented, and information that would be required to be disclosed by generally accounting auditing standards (“GAAS”).

12.	Recommend to the Board policies for the hiring by the Company of any employees or former employees of the independent auditors.

13.	Oversee the rotation of the lead audit partner as and when that rotation is required to occur and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditors on a regular basis.
C.	Internal Controls and Processes
1.	Review and discuss with the independent auditors, the internal accountants and management (i) the adequacy of the Company’s system of internal controls and the process designed to ensure compliance with SEC reporting requirements and with other applicable laws and regulations, (ii) any special steps adopted in light of material control deficiencies, and (iii) policies and procedures with respect to internal auditing and financial and accounting controls.

2.	Review and discuss with management, the internal accountants and the independent auditors the Company’s report on internal control over financial reporting and the independent auditor’s attestation of the report prior to the filing of the Company’s Annual Report on Form 10-K, when such requirement becomes applicable to the Company.

3.	Meet at least annually with the Company’s management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed confidentially.

4.	In consultation with the independent auditors, review the integrity and quality of the Company’s financial reporting processes, both internal and external, and the independent auditor’s perception of the Company’s financial and accounting personnel.

5.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied and significant judgments affecting its financial reporting.

6.	Review and attempt to resolve any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

7.	Consider and recommend to the Board, if appropriate, major changes to the Company’s financial reporting, auditing and accounting principles and practices as suggested by the independent auditors or management.

8.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

9.	Review the certifications filed with or furnished to the SEC by the Company’s Chief Executive Officer and Chief Financial Officer, and discuss and address (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involved management or other employees who have a significant role in internal controls.

10.	Review and, as the Committee deems appropriate, discuss with the independent auditors and management (i) the appointment and performance of the principal accounting officer, (ii) the significant reports to management prepared by the internal accounting staff, and management’s responses thereto, and (iii) the internal accounting staff responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.
D.	Other Responsibilities
1.	Prepare, in accordance with the rules and regulations promulgated by the SEC and applicable thereto, the Committee’s Report for inclusion in the Company’s proxy statement for its annual meeting of stockholders, and state therein whether, based on its review and discussions, the

Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

2.	Conduct or authorize investigations into any matters within its scope of responsibilities and utilizing the assistance of independent counsel, accountants, or others as it may, in its sole discretion, determine to be advisable.

3.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.	Perform any other activities consistent with this Charter, the Company’s By-Laws and applicable law, as the Committee or the Board deems necessary or appropriate.

5.	Annually conduct an evaluation of its own performance and, in light of this, consider changes in its membership, Charter or procedures, and report to the Board the results of its evaluation, including recommended membership, Charter and other changes.
Limitations on Responsibility and Duties
     The Committee’s responsibility is oversight. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements. The Company’s independent auditors are responsible for planning and conducting an annual audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles (“GAAP”) and reviewing the Company’s quarterly financial statements. While the Committee has the responsibilities and duties set forth in this Charter, its members are not auditors or certifiers of the Company’s financial statements, and it is not the duty of the Committee (i) to prepare financial statements, (ii) to plan or conduct audits, or (iii) to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP and other applicable rules and regulations, which are the responsibility of the Company’s management and independent auditors. The members of the Committee are entitled to rely, to the fullest extent permitted by law, on the integrity of those persons within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons.

Appendix B
METRETEK TECHNOLOGIES, INC.
1998 STOCK INCENTIVE PLAN
(As proposed to be Amended and Restated as of June 12, 2006)
Section 1. Purposes.
     The purposes of the Metretek Technologies, Inc. 1998 Stock Incentive Plan (the “Plan”) are to promote the long-term interests of Metretek Technologies, Inc. and its Subsidiaries by (i) attracting, retaining and rewarding high-quality executives and other key employees and directors of, and advisors and consultants to, the Company and its Subsidiaries, (ii) motivating such persons by enabling them to acquire or increase a proprietary interest in the Company in order to align the interests of such persons with the Company’s stockholders, and (iii) providing such persons with incentives to pursue and participate in the long-term growth, profitability and financial success of the Company.
Section 2. Definitions.
     In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the meanings set forth below:
     (a) “Award” means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Other Stock-Based Award, together with any other right or interest granted to a Participant under the Plan.
     (b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award which may, but need not, be executed or acknowledged by a Participant.
     (c) “Board” means the Board of Directors of the Company.
     (d) “Change in Control” has the meaning given to such term in Section 9(b)(i) of the Plan.
     (e) “Change in Control Price” has the meaning given to such term in Section 9(b)(ii) of the Plan.
     (f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, together with the rules, regulations and interpretations promulgated thereunder, and any successor provisions, rules, regulations and interpretations.
     (g) “Committee” means a committee of directors designated by the Board, in its discretion, to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” as defined under Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.
     (h) “Company” means Metretek Technologies, Inc., a Delaware corporation, together with any successor thereto.
     (i) “Covered Employee” means any individual who is or, in the determination of the Board, is likely to be a “covered employee” within the meaning of Section 162(m) of the Code.
     (j) “Deferred Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive cash, Shares, other Awards or other property at the end of a specified deferral period.
     (k) “Director” means any individual who is a member of the Board.

     (l) “Dividend Equivalent” means a right granted to a Participant under Section 6(g) hereof to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specific number of Shares, or other periodic payments.
     (m) “Effective Date” means June 12, 1998, the date the Plan originally became effective. The Effective Date of the Plan, as amended and restated, means June 12, 2006.
     (n) “Eligible Person” means an officer, employee or director of, or an advisor or consultant to, the Company or a Subsidiary.
     (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, together with the rules, regulations and interpretations promulgated thereunder, and any successor provisions, rules, regulations and interpretations.
     (p) “Fair Market Value” means the fair market value of the property or other item being valued, as determined by the Board in its sole discretion or by procedures established by the Board; provided, however, that the fair market value of Shares as of any date means the closing sale price of the Shares on such date or, if there are no sales on such date, then the closing sale price of the Shares on the most recent date prior to such date on which there was a sale of Shares, as reported on the American Stock Exchange, any other national securities exchange, the Nasdaq Stock Market, or any other quotation system approved by the National Association of Securities Dealers, Inc., on which Shares are then listed or quoted and that constitutes the primary trading market for the Shares.
     (q) “Incentive Stock Option” or “ISO” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto and is expressly designated as an Incentive Stock Option.
     (r) “Limited SAR” means a right granted to a Participant under Section 6(c) hereof.
     (s) “Non-Employee Director” means a Director who is not an officer or employee of the Company or any of its Subsidiaries on the applicable date.
     (t) “Non-Qualified Stock Option” or “NQSO” means an Option that is not intended to be an Incentive Stock Option.
     (u) “Option” means a right granted under Section 6(b) hereof to purchase Shares or other Awards at a specific price during a specific time.
     (v) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.
     (w) “Participant” means any Eligible Person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.
     (x) “Performance Award” means a right granted under Section 8 hereof to receive Awards based upon performance criteria specified by the Board.
     (y) “Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
     (z) “Plan” means the Metretek Technologies, Inc. 1998 Stock Incentive Plan, as amended from time to time in accordance with the provisions hereof.
     (aa) “Restricted Stock” means any Shares granted under Section 6(d) hereof.
     (bb) “Related Party” has the meaning given to such term in Section 9(b)(iii) hereof.
     (cc) “Rule 16b-3” means Rule 16b-3 as from time to time in effect and applicable to the Plan and the Participants, as promulgated and interpreted by the SEC under Section 16 of the Exchange Act, including any successor rule thereto.

     (dd) “SEC” means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.
     (ee) “Section 409A” means Section 409A of the Code, as from time to time in effect and applicable to the Plan and the Participants, including any proposed and final regulations and other guidance thereunder or related thereto issued by the Department of the Treasury or the Internal Revenue Service.
     (ff) “Shares” means shares of common stock, par value $.01 per share, of the Company, or such other securities of the Company as may be designated by the Board from time to time.
     (gg) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 6(c) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of shares from the date of grant to the date of exercise.
     (hh) “Subsidiary” means any corporation (whether now or hereafter existing) which, on the date of determination, qualifies as a subsidiary corporation of the Company under Section 425(f) of the Code, and any successor thereto.
     (ii) “Voting Securities” has the meaning given to such term in Section 9(b)(iv) hereof.
Section 3. Administration.
     (a) Authority of the Board. The Plan shall be administered by the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an Eligible Person; (iii) determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any exercise or vesting periods, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and any accelerations or waivers thereof, based in each case on such considerations as the Board shall determine), and all other matters to be determined in connection with an Award; (iv) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or Awards may be accumulated, vested, exchanged, surrendered, canceled, forfeited or suspended; (v) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) prescribe the form of each Award Agreement, which need not be identical for each Participant; (viii) adopt, amend, suspend, waive or rescind such rules and regulations and appoint such agents as it shall deem necessary or desirable for the administration of the Plan; (ix) correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan; and (x) make any other determinations and decisions and take any other action that the Board deems necessary or desirable for the administration of the Plan.
     (b) Exercise of Authority. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, its Subsidiaries, Eligible Persons, Participants, holders or beneficiaries of Awards, and stockholders. The express grant of any specific power to the Board, and the taking of any action by the Board, shall not be construed as limiting any power or authority of the Board. The Board may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Board shall determine, to perform such functions, including administrative functions, as the Board may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3 for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code of the Code to fail to so qualify. The Board may appoint agents to assist it in administering the Plan.
     (c) Delegation to a Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee and delegate to such Committee the authority of the Board to administer the Plan, including to the extend provided by the Board, the power to further delegate such authority. Upon such appointment and delegation, any such Committee shall have all the powers, privileges and duties of the Board in the administration of the Plan to the extent provided in such delegation, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in such Committee and may discharge such Committee. Any such Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.
     (d) Limitation of Liability. The Board, the Committee, if any, and each member of each shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company’s independent auditors, legal counsel, other consultants or any other agents assisting in the administration of the Plan. Members of the Board and of the Committee, if any, and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Board and of the Committee, if any, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
Section 4. Shares Available for Awards.
     (a) Shares Available. Subject to adjustment as provided in Section 4(b) hereof, the total number of Shares with respect to which Awards may be granted under the Plan shall be 3,750,000. If any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares, or if payment is made to the Participant in the form of cash or other property other than Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted, to the extent permissible under Rule 16b-3. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3. For purposes of this Section 4(a), the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting; and provided, further, that the number of Shares deemed to be issued under the Plan upon exercise of an Option or an Other Stock-Based Award in the nature of a stock purchase right shall be reduced by the number of Shares surrendered by the Participant in payment of the exercise or purchase price of the Award.
     (b) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary or determined by the Board to be appropriate in order to prevent dilution or enlargement of the Participants’ rights under the Plan, then the Board shall proportionately adjust any or all of (i) the number and kind of Shares or other securities of the Company (or number and kind of other securities or property) which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares or other securities of the Company (or number and kind of other securities or property) issued or issuable with respect to outstanding Awards; and (iii) the grant, exercise or purchase price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.
     (c) Sources of Shares. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

Section 5. Eligibility.
     Awards may be granted under the Plan only to Eligible Persons, except that only Eligible Persons who are employees of the Company or a Subsidiary shall be eligible for the grant of Incentive Stock Options.
Section 6. Specific Terms of Awards.
     (a) General. Subject to the provisions of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10 hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections pertaining to his Award. Subject to the provisions of the Plan, the Board shall have the right to accelerate the vesting or exercising of any Award granted under the Plan. Except as provided in Section 7(a) hereof, or as required by applicable law, Awards shall be granted for no consideration other than prior and future services.
     (b) Options. Subject to the provisions of the Plan, the Board is authorized to grant Options to Eligible Persons on the following terms and conditions:
          (i) Exercise Price. The exercise price per Share of an Option shall be determined by the Board; provided, however, that, except as provided in Section 7(a), such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.
          (ii) Option Term. The term of each Option shall be determined by the Board.
          (iii) Methods of Exercise. The Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or service requirements), the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, other outstanding Awards or other property (including notes or other contractual obligations of Participants to make payment on a deferred bases, to the extent permitted by law) or any combination thereof, having a Fair Market Value equal to the exercise price.
          (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all material respects with the provisions of Section 422 of the Code or any successor provision thereto. Incentive Stock Options may only be issued to employees of the Company or a Subsidiary. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422, unless the Participant has first requested the change that will result in such disqualification.
          (v) Director Options. Options or other Awards may be granted to Non-Employee Directors in the discretion of the Board or the Committee of such kinds, in such amounts and at such times as the Board or the Committee shall decide in its sole discretion.
     (c) Stock Appreciation Rights. The Board is authorized to grant Stock Appreciation Rights to Eligible Persons on the following terms and conditions:
          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of a Share on the date of exercise (or, in the case of a Limited SAR, the Fair Market Value determined by reference to the Change in Control Price), or, if the Board shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, over (B) the grant price of the Stock Appreciation Right as determined by the Board as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7(a) hereof, shall not be less than the Fair Market Value of a Share on the date of grant.
          (ii) Other Terms. The term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Board may be granted on such terms, not inconsistent with this Section 6(c), as the Board may determine. SARs and Limited SARs may be awarded either on a free-standing basis or in tandem with other Awards.
     (d) Restricted Stock. The Board is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:
          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Board may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances (including based on the achievement of performance goals and/or future service requirements), in such installments, or otherwise, as the Board shall determine at the time of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Board). During the restricted period applicable to the Restricted Stock, subject to Section 11 hereof, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
          (ii) Forfeiture. Except as otherwise determined by the Board at the time of grant or thereafter, upon termination of employment or service on the Board (as determined under criteria established by the Board) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part restrictions on or the forfeiture of Restricted Stock.
          (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Board may require that the Company retain physical possession of the Certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Board, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.
     (e) Deferred Stock. The Board is authorized to grant Deferred Stock to Eligible Persons on the following terms and conditions:
          (i) Issuance and Limitations. Delivery of Shares shall occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Board. In addition, an Award of Deferred Stock shall be subject to such limitations (including a risk of forfeiture) as the Committee may impose (if any), which limitations may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. A Participant awarded Deferred Stock shall have no voting rights and shall have no rights to receive dividends in respect of Deferred Stock, unless and only to the extent that the Committee shall award Dividend Equivalents in respect of such Deferred Stock.
          (ii) Forfeiture. Except as otherwise determined by the Board upon termination of employment with or service to the Company (as determined under criteria established by the Board) during the applicable deferral period or portion thereof to which forfeiture conditions apply, Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Board may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restriction or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          (iii) Section 409A. Notwithstanding the foregoing, the terms and conditions of any Award of Deferred Stock under the Plan shall satisfy the requirements for exemption under Section 409A or shall satisfy the requirements of Section 409A determined by the Board prior to such deferral.
     (f) Bonus Shares and Awards in Lieu of Obligations. The Board is authorized to grant Shares or other Awards as a bonus to Eligible Persons or in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements (including salary requirements), provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Board to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Board.
     (g) Dividend Equivalents. The Board is authorized to grant Dividend Equivalents to a Participant. Dividend Equivalents shall confer upon the Participant rights to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or otherwise, as determined by the Board. The Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards or other investment vehicles, and subject to such restrictions or transferability and risk of forfeiture, as the Board may specify. Dividend Equivalents may be awarded on a free-standing basis or with another Award. Notwithstanding the foregoing, the terms and conditions of any Award of Dividend Equivalents under the Plan shall comply with any applicable requirements under Section 409A.
     (h) Other Stock-Based Awards. The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Board to be consistent with the purposes of the Plan, including, without limitation, purchase rights for Shares, Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Board, and Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Subsidiaries as the Board determines. The Board shall determine the terms and conditions of such awards. Except as provided in Section 7(a) hereof, Shares or securities delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including, without limitation, cash, Shares, other outstanding Awards or other property or any combination thereof, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).
     (i) Exchange Provisions. The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the Board shall determine and communicate to the Participant at the time that such offer is made, provided such terms and conditions comply with any applicable requirements of Section 409A.
Section 7. General Terms of Awards.
     (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary (subject to the terms of Section 10 hereof), or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem, substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Share retroactively granted in tandem with an outstanding Award or award shall be either not less than the Fair Market Value of Shares at the date of grant of the later Award or equal to the Fair Market Value of Shares at the date of grant of the earlier Award or award. Notwithstanding the foregoing, the exercise price of any Option, grant price of any Stock Appreciation Right or purchase price of any other Award conferring a right to purchase Shares which is granted in exchange or substitution for an option, stock appreciation right or other award granted by the Company (other than in connection with a transaction described in Section 9(a) hereof) shall not be less than the exercise price, grant price or purchase price of the exchanged or substituted Option, Stock Appreciation Right or other Award, and outstanding Awards shall not be amended (other than in connection with a transaction described in Section 4(b) hereof to reduce the exercise price, grant price or purchase price of any such Award.

     (b) Decisions Required to be Made by the Board. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act or is a Covered Employee under Section 162(m) of the Code, is required to be made or approved by the Board in order that a grant to or transaction by such Participant will be exempt under Rule 16b-3 or qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code then the Board shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.
     (c) Term of Awards. The term of each Award shall be for such period as may be determined by the Board; provided, however, that in no event shall the term of any Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, exceed a period of ten years from the date of its grant; and provided, further, that the terms and conditions of each Award shall comply with any applicable requirements of Section 409A.
     (d) Form and Timing of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company or a Subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Board shall determine at the time of grant or thereafter (subject to the terms of Section 10 hereof), including, without limitation, cash, Shares, other Awards or other property or any combination thereof, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Board. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events (in addition to a Change in Control), provided such terms and conditions of any such settlement comply with any applicable requirements of Section 409A.
     (e) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).
     (f) Share Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange, the Nasdaq Stock Market or any other automated quotation system on which Shares are listed or quoted. The Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Board or a Participant, the Board may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.
Section 8. Performance Awards.
     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.
     (b) Performance Awards Granted to Designated Covered Employees. If the Board determines that a Performance Award to be granted to an Eligible Person who is designated by the Board as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the Board shall comply with the pre-established performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Board result in the achievement of performance goals being “substantially uncertain.” The Board may determine that such achievement of performance be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to anyone Participant or to different Participants.
          (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Board in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) return on investment; (5) return on net assets, assets, capital or equity; (6) economic value added; (7) operating margin; (8) net income; (9) pretax earnings; (10) pretax earnings before interest, depreciation and amortization; (11) pretax operating earnings after interest expense and before extraordinary or special items; (12) operating earnings; (13) total stockholder return; (14) price of the shares (and changes thereof); and (15) any of the above goals as compared to the performance of a published or special index deemed applicable by the Board including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.
          (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to 10 years, a specified by the Board. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.
          (iv) Performance Award Pool. The Board may establish a Performance Award pool, which shall be an unfunded pool for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Board in accordance with Section 8(b)(iii) hereof. The Board may specify the amount of the Performance Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.
          (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Board. The Board may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Board shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.
     (c) Written Determinations. All determinations by the Board as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b) hereof shall be made in writing in the case of any Award intended to qualify under Section 162(m) of the Code. The Board may not delegate any responsibility relating to such Performance Awards.
     (d) Status of Section 8(b) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards under Section 8(b) granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and the regulations thereunder shall, if so designated by the Board, constitute “performance-based compensation” within the meaning of Section 162(m) of the Code of the Code and the regulations thereunder. The foregoing notwithstanding, because the Board cannot determine with certainty whether a given participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to performance Awards or Annual Incentive Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
Section 9. Change in Control.
     (a) Acceleration of Exercisability and Lapse of Restrictions and Cash-Out of Awards upon “Change in Control”. In the event of a Change in Control, subject only to the applicable restrictions set forth in Section 11(a) hereof, the following provisions shall apply unless otherwise provided in the Award Agreement, and:
          (i) All outstanding Awards, pursuant to which the Participant may have a right to exercise which was not previously exercisable and vested, shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or services by the Participant.
          (ii) Unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control.
          (iii) All performance criteria, goals and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled as of the time of the Change in Control.
          (iv) For a period of 60 days following a Change in Control, each Participant may elect to surrender any outstanding Award and to receive, in full satisfaction therefor, a cash payment equal to the value of such Award calculated on the basis of the Change in Control Price of any Shares or the Fair Market Value of any property other than Shares relating to such Award; provided, however, that in the case of an Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, the payment shall be based upon the Fair Market Value of Shares on the date which the Change in Control occurred; provided further, however, that in the case of a Change in Control described in Section 9(b)(i)(C) or (D) hereof, the payment described in this sentence shall not necessarily be made in cash but instead shall be made in the same form (i.e., cash, Shares, other securities or combination thereof) as holders of Shares receive in exchange for their Shares in the transaction that results in the Change in Control. In the event that an Award is granted in tandem with another Award such that the Participant’s right to payment for such Award is an alternative to payment of another Award, the Participant electing to surrender any such tandem Award shall surrender all alternative Awards related thereto and receive payment for the Award which produces the highest payment to the Participant.
     (b) Definition of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2, shall apply:
          (i) “Change in Control” means and shall be deemed to have occurred if:
               (A) any Person, other than the Company or a Related Party, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to be the beneficial owner of all Shares that such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise, conversation rights, warrants, options or otherwise, without regard to the 60 day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 25% or more of the total voting power of all the then outstanding Voting Securities, except that there shall be excluded from the number of Voting Securities deemed to be beneficially owned by a Person a number of Voting Securities representing not more than 10 percent of the then outstanding voting power if such Person is (1) eligible to file a Schedule 13G pursuant to Rule 13-1(b)(1) under the Exchange Act with respect to Voting Securities or (2) an underwriter who becomes the beneficial owner of more than 20% of the then outstanding Voting Securities pursuant to a firm commitment underwriting agreement with the Company; or
               (B) the individuals who, as of the effective date of the Plan, constitute the members of the Board together with those directors who are first elected subsequent to such date and whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the members of the Board then still in office who were either directors as of the effective date of the Plan or whose election or nomination for election was previously so approved (the “Continuing Directors”), cease for any reason to constitute at least a majority of the members of the Board; or

               (C) the consummation of a merger, consolidation, recapitalization or reorganization of the Company, reverse spilt of any class of Voting Securities, or in an acquisition of securities or assets by the Company, other than (1) any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by at least 75% of the holders of outstanding Voting Securities immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (2) any such transaction which would result in a Related Party beneficially owning more than 50% of the voting securities of the surviving entity outstanding immediately after such transaction; or
               (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than (1) any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction, or (2) a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition.
               (E) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.
          (ii) “Change in Control Price” means, with respect to a Share, the higher of (A) the highest Fair Market Value of the Shares at any time during the 60 calendar days preceding and the 60 days following the Change in Control; or (B) the highest price paid per Share in a transaction which either (1) results in a Change in Control or (2) would be consummated but for another transaction which results in a Change in Control and, if it were consummated, would result in a Change in Control. With respect to clause (B) in the preceding sentence, the “price paid” will be equal to the sum of (1) the face amount of any portion of the consideration consisting of cash or cash equivalents and (2) the Fair Market Value of any portion of the consideration consisting or real or personal property other than cash or cash equivalents, as established by an independent appraiser selected by the Board.
          (iii) “Related Party” means (A) a Subsidiary of the Company; or (B) an employee or group of employees of the Company or any majority-owned Subsidiary of the Company; or (C) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned Subsidiary of the Company; or (D) an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.
          (iv) “Voting Securities or Security” means any securities of the Company which carry the right to vote generally in the election of directors.
Section 10. Amendments to and Termination of the Plan and Awards.
     (a) Generally. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that (i) any amendment, alteration, suspension, discontinuation or termination shall be subject to approval of the Company’s stockholders not later than the annual meeting next following such Board action if stockholder approval is required by any federal or state law or regulation or the rules of the Nasdaq Stock Market or on any national securities exchange, stock market or automated quotation system on which the Shares are then listed, traded or quoted, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable; provided, however, that, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him; and (ii) the exercise price of any outstanding Option may not be reduced, directly or indirectly, including without limitation by canceling any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price, without the prior approval of the Company’s stockholders. The Board may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.
     (b) Section 409A. Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Board or the Committee, if any, determines that any amounts payable hereunder will be taxable to a Participant under Section 409A, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Board or the Committee, if any, determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Board or the Committee, if any, determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A.
Section 11. General Provisions.
     (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Board, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Nasdaq Stock Market or any national securities exchange, automated quotation system or any other stock exchange or stock market upon which the Shares or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Board may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement of other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.
     (b) Transferability. No Award granted under the Plan, nor any other rights acquired by a Participant under the Plan, shall be assignable or transferable by a Participant, other than by a will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Board of Retirement Income Security Act of 1974, and each such Award or right shall be exercisable during the Participant’s lifetime only by the Participant or, if admissible under applicable law, by the Participant’s guardian or legal representative or a transferee receiving such Award pursuant to a QDRO; provided, however, that the Board may, in its sole discretion, authorize all or a portion of an Award to be transferable by the Participant, but only to (i) any immediate family members of the Participant, (ii) any trust or trusts for the exclusive benefit of such immediate family members, or (iii) a partnership or limited liability company in which such immediate family members are the only partners or members, provided that (A) there may be no consideration for any such transfer, other than an interest in a transferee’s partnership, limited liability company or other similar entity, (B) the Award Agreement related to the Award must expressly provide for such transferability in a manner consistent with this section 11(b), (C) the Board, in granting an Award, may impose additional restrictions on transfer or prohibit such transfer entirely, (D) following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan, any reference to a Participant shall be deemed to refer to the transferee, (E) in the event of a transferee’s death, an Award may be exercised by the personal representative of the transferee’s estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the transferee’s will or under the applicable laws of descent and distribution. Following any such transfer, any transferee shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided for purposes of Section 11(b) hereof, the term “Participant” shall be deemed to refer to the transferee, and any event of termination of employment of the Participant as set forth in the Award Agreement or in this Plan shall continue to be applied with respect to the original Participant, following which the Award shall be exercisable by the transferee only to the extent, and for the period specified by, the Award Agreements.
     (c) No Rights to Awards; No Stockholder Rights. Nothing in the Plan shall be construed as giving any Participant, Eligible Person or other Person any right to claim to be granted any Award under the Plan, or to be treated uniformly with other Participants and Eligible Persons. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant in connection with the terms of such Award. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.
     (d) Withholding. The Company or any Subsidiary is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding and other taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Awards. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.
     (e) No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as, (i) conferring, upon any Participant or any Eligible Person, any right to continue in the employ or service of the Company or any Subsidiary or (ii) interfering in any way with the right of the Company or any Subsidiary to (A) terminate any Participant’s or Eligible Person’s employment or service at any time or (B) increase or decrease the compensation of any Participant or Eligible Person from the rate in existence at the time of granting of an Award, except as may be expressly provided in any Award Agreement or other compensation arrangement.
     (f) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Board may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Board otherwise determines.
     (g) No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable only in specific cases.
     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
     (i) Governing Law. The validity, interpretation, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be governed by the laws of the State of Delaware (without regard to provisions governing conflicts of laws) and applicable federal law.
     (j) Severability.
          (i) If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed amended to conform to applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be deleted and the remainder of the Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Board, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Board.
          (ii) If any of the terms or provisions of the Plan conflict with the requirements of applicable law or applicable rules and regulations thereunder, including the requirements of Section 162(m) of the Code, Rule 16b-3 and/or Section 422A of the Code, then such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with applicable law, or applicable rules and regulations, without invalidating the remaining provisions hereof. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422A of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any Option which is intended to qualify as an ISO cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.
     (k) Rule 16b-3 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

          (l) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
          (m) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. Such terms may include, but are not limited to, the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.
          (n) Indemnification. Each person who is or shall have been a member of the Committee, if any, or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise.
          (o) Construction. For purposes of the Plan, the following rules of construction shall apply: (i) the word “or” is disjunctive but not necessarily exclusive; (ii) words in the singular include the plural; words in the plural include the singular; and words in the neuter gender include the masculine and feminine genders; and (iii) words in the masculine or feminine gender include the other and neuter genders.
Section 12. Effective Date and Termination.
          (a) The Plan originally became effective as of June 12, 1998, the date the Plan was originally adopted and approved by the stockholders of the Company. The Plan, as amended and restated, shall become effective June 12, 2006.
          (b) Awards may not be granted under the Plan after June 12, 2008. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after June 12, 2008.
Section 13. Section 409A.
     The Company intends that any and all Awards under the Plan satisfy the requirements of Section 409A to avoid the imposition of excise taxes thereunder, and the provisions of this Plan shall be interpreted in a manner that is consistent with such intention. Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A.

PROXY -- METRETEK TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2006
The undersigned stockholder of Metretek Technologies, Inc., a Delaware corporation (the “Company”), hereby appoints W. Phillip Marcum and A. Bradley Gabbard, or either of them, with full power and substitution, as proxy or proxies of the undersigned, to represent the undersigned, and to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of the Company that the undersigned is entitled to vote, at the 2006 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) called to be held on Monday, June 12, 2006, at 9:00 a.m. at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, and at any adjournments or postponements thereof, as indicated on the reverse.
The shares represented by this proxy card when properly executed will be voted as specified. If no specification is made, the shares will be voted FOR Items 1, 2 and 3 and in accordance with the discretion of the proxies upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. All proxies previously given are hereby revoked. Receipt of the accompanying Proxy Statement is hereby acknowledged.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
A. Election of Director
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEE:

1.	To elect one director of the Company, to serve for a term of three years and until his successor is duly elected and qualified.

	Anthony D. Pell	☐ FOR ☐ WITHHOLD

B. Issues
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

2.	To approve proposed amendments to the Company’s 1998 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000 shares to an aggregate of 3,750,000 shares and to effect certain other amendments.

		☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please check this box if you are planning to attend the Annual Meeting of Stockholders.		☐
C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
INSTRUCTIONS: Please sign exactly as your name appears on the label above and return this proxy card promptly in the accompanying envelope. When shares are held by joint tenants, both should sign. When shares are held in the name of a corporation, partnership, limited liability company or other entity, please sign the full entity name by an authorized officer, partner, manager, member or other authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.

Signature 1 -- Please keep signature within the box	Signature 2 -- Please keep signature within the box	Date(mm/dd/yy)

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